UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices)     (Zip code)

Capitol Services, Inc.

 1675 S. State Street, Suite B, Dover, Delaware 19901

 (Name and address of agent for service)

With a copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1.  REPORTS TO STOCKHOLDERS.

Annual Report

Small Company Fund
Investor Shares (BCSIX)
(CUSIP Number 115291833)

Institutional Shares (BCSSX)
(CUSIP Number 115291403)

Mid Company Fund
Investor Shares (BCMSX)
(CUSIP Number 115291809)

Institutional Shares (BCMIX)
(CUSIP Number 115291783)

International Equity Fund
Investor Shares (BCIIX)
(CUSIP Number 115291858)

Institutional Shares (BCISX)
(CUSIP Number 115291767)

International Small Company Fund
Investor Shares (BCSVX)
(CUSIP Number 115291742)

Institutional Shares (BCSFX)
(CUSIP Number 115291759)

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.browncapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.browncapital.com.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-892-4226 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

Small Company Fund – Investor and Institutional Share Classes

The Small Company Fund outperformed its benchmark for the fiscal year ended March 31, 2020, with the Investor shares returning -8.55%, versus -18.58% for the Russell 2000® Growth Index. The final quarter of the fiscal year, when the COVID-19 pandemic swept across the globe, had a disproportionate impact on both the Fund and markets more broadly. While we remain committed to our long-term investment philosophy, this annual review is accordingly more reflective of recent events than usual.

Portfolio Review

During the final quarter of the fiscal year ended March 31, 2020, efforts to mitigate the spread of the novel coronavirus had an acute impact on industries including airlines, restaurants and hospitality, while fears of a coordinated global slowdown weighed on energy. This led to a sharp pullback in markets, more than offsetting solid gains over the first three quarters. While reasons for pullbacks vary, the market response tends to be more predictable, with investors preferring durable companies that are better able to withstand the potential impacts of a recession.

As we discussed in our March quarterly commentary, we believe that during uncertain times you can take comfort in the intentional durability of the Exceptional Growth Companies in the Brown Capital Management Small Company Fund. We target companies that possess durable revenue streams, sustainable competitive advantages and strong balance sheets. We spend much of our time trying to ascertain how mission-critical a company is to its clients, the value it provides, and thus the degree to which its revenue should sustain and grow over time, even in a difficult economic environment like the current one. The benefit of a strong balance sheet is perhaps obvious in times of distress. It provides companies the opportunity to weather the storm without needing to raise capital, and even strategically acquire competitors. We also seek companies that are profitable or should reach profitability within our 3-5 year evaluation horizon. Profitability is an important part of durability, as higher margins soften the blow to earnings and cash flows when revenues decline, and they give management greater flexibility in deciding how best to respond to a crisis. We believe most companies in the Fund have a solid balance sheet with a significant net cash position and margins that generate strong free cash flow.

This purposeful focus on durability has mitigated the worst impacts of prior shocks on the Fund, such as the financial crisis of 2008-9 and the dot-com meltdown in 2000. It similarly gives us confidence the Fund is well positioned to weather the current challenge, eventual recovery and beyond. While we are not market-index experts, the historic nature of the market decline, coupled with the durability of the Fund, likely led to some of the outperformance this past year.

Two of the top contributors and detractors to the Small Company Fund this past year are detailed below.

Leading Contributors

●

Quidel Corporation sells rapid diagnostic-testing solutions to physician offices, hospitals, clinical laboratories and reference laboratories. These diagnostic solutions detect a variety of diseases—infectious, cardiovascular, women’s health, gastrointestinal and autoimmune. Quidel’s diagnostic tests are faster, easier to use, and more accurate than competitors’ tests. The efficiency and accuracy of Quidel’s tests, combined with the development of new tests, should continue to drive company growth.

In March 2020, the Food and Drug Administration granted Emergency Use Authorization to Quidel for a COVID-19 real-time diagnostic test. Quidel is also developing a rapid test targeted for release this fall. In addition to a stronger-than-normal flu season, the company should benefit from an increase in flu testing as protocols for COVID-19 require a test for other causes of the coronavirus’s symptoms such as the flu. Longer term, COVID-19 should highlight the value of rapid, accurate testing. These recent factors likely drove Quidel’s outperformance for the fiscal year.

●

Tyler Technologies provides software solutions to the public sector to increase workflow efficiency and accuracy. Tyler’s solutions improve local governments’ and agencies’ ability to manage back-office functions such as financial management, court and judicial processes, property taxes, appraisals, public safety, citizen services, public records and school districts. Better systems save time and money and enable local governments and agencies to be more accessible and responsive to citizens’ needs. These benefits are enabling Tyler to sell additional solutions to existing customers and to add new customers. For instance, Tyler has traditionally sold to state and local governments. Over the past two years, the company has acquired eight related businesses to expand offerings to federal agencies. Finally, Tyler is investing in its solutions by adding functionality and moving to a cloud-based subscription model.

Tyler reported strong bookings for its new subscription products over the last few quarters, which contributed to the company’s outperformance for the year.

Annual Report | March 31, 2020	1

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

Leading Detractors

●

Glaukos Corporation is a medical-device company specializing in the treatment of glaucoma. The company’s flagship product, the iStent, more effectively treats the condition, which is the second leading cause of blindness. Glaucoma develops from improper drainage that causes a buildup of fluid at the front of the eye, increasing intraocular pressure (IOP) and damaging the optic nerve. Glaucoma is primarily treated by topical drugs that have poor patient compliance as well as side effects. The permanent iStent opens up the drainage canal, lowering the IOP, while addressing the patient-compliance issue. We believe the company will drive revenue growth by penetrating the large glaucoma market with the iStent and bringing other pipeline products to market.

Glaukos underperformed this year, as the majority of its revenue is from elective procedures that are now subject to delay due to the novel coronavirus. This will likely impact Glaukos’s clinical trials too, pushing out some longer-term growth drivers. Despite these headwinds, our long-term thesis remains intact.

●

Abiomed manufactures and sells minimally invasive heart-recovery devices called the Impella. The Impella is a small device that pumps blood during cardiac procedures, alleviating pressure from the ventricle wall and allowing the heart to rest. Improved hemodynamic support gives cardiologists time to achieve more complete revascularization, which improves patient outcomes. Increased appreciation of the superior patient outcomes through clinical studies and real-world evidence, together with continued expansion of Abiomed’s portfolio of FDA-approved devices, should drive significantly greater adoption and long-term revenue growth.

During 2019, Abiomed reported weaker-than-expected earnings results and announced changes to its sales strategy targeting U.S. hospitals. Despite the negative results, we believe the company’s products remain compelling, and increasing physician awareness will drive Abiomed’s products toward becoming the accepted standard of care. We believe that Abiomed’s long-term growth prospects remain intact.

During the year, seven new companies were added to the Small Company Fund and four were eliminated. A selection of three newly established and three eliminated companies follows.

Companies Purchased

●

Tandem Diabetes Care develops and manufactures insulin pumps that help patients manage diabetes. The company designs hardware and software solutions to meet the specific needs of diabetics. The company’s insulin pumps have a modern user interface, broad capabilities, and are easier to upgrade than other insulin pumps. Tandem, in partnership with Dexcom, has one of the most advanced Automated Insulin Delivery (AID) systems on the market. We expect this strong competitive position to drive market-share gains in the U.S., and together with international expansion to result in strong long-term growth.

●

Anaplan makes the leading enterprise, cloud-based software for connected strategic business planning across finance, sales, supply chain, human resources and marketing. The software allows customers to create and manage planning models using a common data repository, leading to more integrated planning processes. To react quickly to changes in today’s dynamic business environment, companies are looking for more modern, collaborative and integrated planning solutions. Enabling analysts and managers from multiple areas to work on integrated plans using a single data set improves collaboration and coordination. As Anaplan is the only enterprise platform that can offer connected planning at scale, we expect the company to continue enjoying strong growth.

●

Datadog is a leading SaaS-based IT-monitoring and analytics platform for developers, IT operations and business users. The platform automates the monitoring of infrastructure, application performance and networks, including real-time events affecting this performance. The platform is differentiated by providing a unified view across all cloud infrastructure, applications, logs and networks via a visual interface configured to the needs of individual users. Specifically, the platform accelerates time-to-market of new software; reduces the time needed to resolve problems; improves infrastructure efficiency; and enables a better understanding of customer behavior. We believe this puts Datadog in a leading position to capitalize on double-digit growth in the large IT-monitoring market.

Companies Sold

●	Ellie Mae provides software that helps streamline and organize the mortgage process. These solutions involve customer relationship management, loan processing, underwriting, disclosure and closing documents, compliance with regulations, and other functions. We added Ellie Mae to the Small Company Fund in April 2015. In April 2019, the company was acquired by Thoma Bravo, a private equity firm, for $99.00 per share in cash, a 21% premium.

●	Meridian Bioscience develops, manufactures and sells diagnostic test kits for gastrointestinal, viral, respiratory and parasitic infectious diseases, as well as elevated blood-lead levels. We first purchased Meridian in May 2007. We expected the company to generate much stronger and more consistent revenue growth. We think the company’s lower-than-expected investment into new product development,

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The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

coupled with an increasingly competitive landscape, has diminished Meridian’s market presence and revenue durability. As a result, we sold Meridian from the Fund.

●

Incyte Corporation provides a leading treatment called Jakifi for bone-marrow disorders and cancers including myelofibrosis and polycythemia vera. Incyte also has a pipeline of drugs in clinical trials, although two of the most promising recent pipeline drugs disappointed, namely baricitinib for the treatment of rheumatoid arthritis, and epacadostat for the treatment of multiple tumors in the head, neck, bladder and kidneys. Given the large size of the company, with revenue of $2.2 billion in the most recent fiscal year, the maturing of the Jakifi franchise, and the diminished outlook for the development pipeline, this holding of more than 20 years graduated from the Fund.

Closing Thoughts

In October 2019, we mourned the passing of Bob Hall, one of the portfolio managers on the Small Company Fund. Bob had retired in June 2019 after more than a quarter century of service at Brown Capital Management and a half century in the industry. Bob Hall and Keith Lee started the Small Company strategy more than 28 years ago, and together with Eddie Brown they developed the principles of Exceptional Growth Company investing. Bob was an enormous influence on how Brown Capital invests, even beyond the Small Company strategy. For example, Bob said that when you find Exceptional Growth Companies, “Hold on to them as long as they exhibit exceptional characteristics. Don’t overreact or over-manage.” Bob’s insights into the importance of being patient and letting returns compound is just one way that he helped all of our portfolios. Bob Hall was an exceptional investor and an even better human being. We shall miss him.

In the December 2019 quarter, Brown Capital made an exciting organizational announcement. Keith A. Lee, president of Brown Capital and a senior portfolio manager on the Small Company Team, took on the additional role of chief investment officer. For several months prior, Keith had been working with the other portfolio management teams at Brown Capital to leverage the philosophy and process that the Small Company team honed over the years. The role of CIO is in recognition of Keith’s cross-team leadership. In addition, we hired Michael L. Forster, CPA, CGMA as chief operating officer and chief financial officer. Mike’s role as COO/CFO is a newly created one in which he assumes management responsibilities from Chief Administrative Officer Cecil E. Flamer, CPA, CGMA, and from Keith. Mike is taking on oversight of administration, finance and IT responsibilities from Cecil, as well as the operations, compliance and trading functions from Keith. Cecil has announced that he will retire on June 30, 2020.

During the March 2020 quarter, we welcomed two additions to our firm’s Management Committee: Damien Davis, managing director and senior portfolio manager on our Small Company Fund; and Mike Forster, our chief operating officer and chief financial officer. We think the deep understanding of our investment philosophy and the fresh ideas they bring will serve us well as we move forward. You can find more details on these announcements on our website at browncapital.com/blog.

Thank you for your continued support of Brown Capital Management.

Disclosures

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

You cannot invest directly into an index.

Past performance is not a guarantee of future results.

Annual Report | March 31, 2020	3

The Brown Capital Management Small Company Fund

March 31, 2020 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2010. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2020)

						Total Annual
	Average Annual Total Returns				Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses
The Brown Capital Management Small Company Fund - Investor Class	-8.55%	8.72%	9.49%	13.53%	11.73%	1.26%
The Brown Capital Management Small Company Fund - Institutional Class	-8.37%	8.94%	9.71%	13.71%	11.80%	1.06%
Russell 2000® Growth Index	-18.58%	0.10%	1.70%	8.89%	6.66%
Morningstar Small Growth Category	-16.92%	2.41%	3.03%	9.05%	8.83%
SCF-Investor Percentile Ranking vs Total Funds in M-Star Small Growth Category	10/635	15/577	5/502	2/381	N/A
SCF-Institutional Percentile Ranking vs Total Funds in M-Star Small Growth Category	10/635	14/577	4/502	2/381	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2019. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

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The Brown Capital Management Small Company Fund

March 31, 2020 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the  market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2020	5

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 96.60%
	Business Services - 23.21%
298,881	ACI Worldwide, Inc.(a)	$7,217,976
708,726	ANSYS, Inc.(a)	164,757,533
1,376,002	Guidewire Software, Inc.(a)	109,130,719
2,459,442	NIC, Inc.	56,567,166
943,301	Paycom Software, Inc.(a)	190,556,235
3,390,445	PROS Holdings, Inc.(a)(b)	105,205,508
2,557,315	Q2 Holdings, Inc.(a)(b)	151,035,024
859,537	Tyler Technologies, Inc.(a)	254,904,293
		1,039,374,454

	Consumer Related - 1.89%
2,179,063	Alarm.com Holdings, Inc.(a)	84,787,341

	Industrial Products & Systems - 15.65%
1,879,920	Balchem Corp.(b)	185,585,702
5,116,891	Cognex Corp.	216,035,138
1,253,373	DMC Global, Inc.(b)	28,840,113
2,944,811	Helios Technologies, Inc.(b)	111,667,233
2,087,270	Proto Labs, Inc.(a)(b)	158,903,865
		701,032,051

	Information/Knowledge Management - 18.35%
1,922,201	Alteryx, Inc. - Class A(a)	182,935,869
1,838,316	American Software, Inc. - Class A(b)	26,122,470
726,542	Anaplan, Inc.(a)	21,985,161
904,936	Appfolio, Inc. - Class A(a)(b)	100,402,649
1,806,628	Blackbaud, Inc.	100,358,186
682,398	Datadog, Inc. - Class A(a)	24,552,680
3,169,624	Manhattan Associates, Inc.(a)	157,910,668
2,299,776	NetScout Systems, Inc.(a)	54,435,698
4,323,754	NextGen Healthcare, Inc.(a)(b)	45,139,992
1,420,696	Smartsheet, Inc. - Class A(a)	58,973,091
2,292,529	Vocera Communications, Inc.(a)(b)	48,693,316
		821,509,780

	Medical/Health Care - 32.19%
905,880	ABIOMED, Inc.(a)	131,497,541
785,728	Bio-Techne Corp.	148,989,743
1,883,718	Cantel Medical Corp.	67,625,476
3,138,112	Cardiovascular Systems, Inc.(a)(b)	110,492,923
515,978	Cyclerion Therapeutics, Inc.(a)	1,367,342
419,128	Endologix, Inc.(a)	289,575
2,460,624	Glaukos Corp.(a)(b)	75,934,857
1,909,164	Inogen, Inc.(a)(b)	98,627,412
1,800,895	iRhythm Technologies, Inc.(a)(b)	146,502,808
9,980,218	Ironwood Pharmaceuticals, Inc.(a)(b)	100,700,400
703,787	OrthoPediatrics Corp.(a)	27,898,117
2,474,038	Quidel Corp.(a)(b)	241,985,657
543,208	Tandem Diabetes Care, Inc.(a)	34,955,435
1,626,337	Veeva Systems, Inc. - Class A(a)	254,310,317
		1,441,177,603

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The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 96.60% (continued)
	Miscellaneous - 5.31%
3,547,514	Neogen Corp.(a)(b)	$237,647,963

Total Common Stocks (Cost $2,726,476,304)		4,325,529,192

SHORT TERM INVESTMENTS - 3.47%
155,341,230	Dreyfus Government Cash Management Institutional Shares, 0.29%(c)	155,341,230

Total Short Term Investments (Cost $155,341,230)		155,341,230

Total Value of Investments (Cost $2,881,817,534) - 100.07%		4,480,870,422
Liabilities in Excess of Other Assets - (0.07)%		(3,341,898)
Net Assets - 100.00%		$4,477,528,524

(a)	Non-income producing investment.

(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2020.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	23.21%	$1,039,374,454
Consumer Related	1.89%	84,787,341
Industrial Products & Systems	15.65%	701,032,051
Information/Knowledge Management	18.35%	821,509,780
Medical/Health Care	32.19%	1,441,177,603
Miscellaneous	5.31%	237,647,963
Short Term Investments	3.47%	155,341,230
Liabilities in Excess of Other Assets	(0.07)%	(3,341,898)
Total	100.00%	$4,477,528,524

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2020	7

The Brown Capital Management Mid Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

Mid Company Fund – Investor and Institutional Share Classes

The beginning of our fiscal year feels like a lifetime ago. Back in April 2019, investors were focused on the ongoing trade war between the U.S. and China, U.S. presidential impeachment, Brexit1, civil unrest in Hong Kong and slowing global economic indicators. While some of these issues have been resolved, they were all subordinated in importance when the novel coronavirus’s deadly potential became apparent in the final quarter of the fiscal year. By March 31, 2020, the virus had taken tens of thousands of human lives, crushed global domestic product (GDP) and prompted unprecedented fiscal and monetary stimulus efforts. Against this backdrop, the S&P 500 fell precipitously for the quarter, declining 19.60%. Although this market drop is unwelcome, it does reflect some recovery. At one point in the quarter, the S&P was down more than 30%, and U.S. stock market operations were even halted intraday to dampen the volatility.

Portfolio Review

For the fiscal year ended March 31, 2020, the Mid Company Fund (Investor share class) declined 3.22%, outperforming the Russell Midcap® Growth Index, which fell 9.45%. While we construct our Fund with the long term in mind, we believe it fared well in this sharply down market, thanks to the attributes of the companies we invest in. Let us explain.

Those familiar with us know that we look to invest in what we believe to be Exceptional Growth Companies. These are companies whose products or services save time, lives, money or headaches, or provide a compelling value to the consumer. They often sell products or services integral to the customers they serve. It may be a software provider like Jack Henry & Associates that powers banking operations, or a technology platform like MarketAxess that facilitates more efficient fixed income trading. We believe Exceptional Growth Companies tend to be market leaders in growing industries, whose business models are difficult to replicate. In addition, we prefer companies with strong balance sheets, high margins and attractive returns on capital—or the ability to generate the latter two in the foreseeable future.

We believe this Exceptional Growth Company bias in our portfolio can be helpful during periods of market distress like we experienced toward the end of the fiscal year. Historically, the stock prices of these companies hold up better in times of market turmoil. For example, during the Financial Crisis (Sept. 30, 2007 to March 31, 2009), the Mid Company Fund declined 31.06%, 16.05 percentage points better than the Russell Mid Cap® Growth’s drop of 47.11%. To be clear, this does not guarantee our portfolio will outperform in declining markets nor do we manage our portfolio to minimize downside volatility. But a focus on Exceptional Growth Companies does provide a useful framework to review how our portfolio holdings fared over the last year.

At present, we own 40 companies in the Fund, and are fully invested with cash below 5% of the Fund’s assets.

Leading Contributors

●

Shopify provides turnkey, cloud-based, business-to-consumer ecommerce solutions primarily to small and medium-sized businesses. Dubbed the “anti-Amazon,” Shopify’s platform facilitates multichannel transactions while enabling companies to build and promote their own brand at a significantly lower cost than the competition. In 2019, the company grew sales 47%, passing eBay to become the second-largest U.S. ecommerce platform, behind only Amazon. We believe Shopify should surpass eBay on a global basis by the end of 2020. Shopify’s move upmarket with Shopify Plus (for larger companies) and burgeoning fulfillment operation provide additional growth drivers, expanding its total addressable market to nearly $100 billion, by our estimation. The ecommerce industry is growing double digits yet still accounts for less than 20% of total U.S. and global retail sales. The ongoing pandemic appears to have accelerated digital commerce adoption. The company’s chief technology officer recently said that Shopify is handling web traffic comparable to Black Friday and is still growing. Although some of this web traffic will recede when global social-distancing efforts are reduced, we believe Shopify will exit this period with far more customers than before. In our opinion, Shopify offers a compelling value proposition and an easy-to-use product that should enjoy many more years of strong revenue and profit growth.

●

DexCom is a leading manufacturer and marketer of continuous glucose monitors or CGMs. CGMs deliver real-time blood-sugar readings via a handheld device or mobile app, allowing people with diabetes to better manage the disease. CGM popularity has exploded over the past three years and is rapidly replacing self-monitoring (i.e., finger sticks) as the standard of care. DexCom vastly exceeded analysts’ estimates in 2019 as sales increased 43%. User growth was closer to 50% for the year, with active patients approaching 650,000 at year’s end. DexCom achieved GAAP profitability for the first time in 2019, posting a 9.6% operating margin versus the low-to-mid single-digit level predicted by most analysts. Inroads into the pharmacy channel are reducing barriers to access, and partnerships with insulin-delivery device companies should further improve medical outcomes and quality of life for diabetics. We believe there are greater opportunities in the future. Current CGM usage is almost exclusively within the insulin-dependent population of 5-7 million people in the U.S. and Europe. Less than half of this group uses a DexCom CGM or a competing monitoring device, but we expect penetration to approach  80-85%  over  time.  Beyond  that,  untapped  potential  for  CGMs  in  non-insulin-dependent,  gestational  and  pre-diabetic

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The Brown Capital Management Mid Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

populations number in the tens of millions. All of this, coupled with the upcoming release in 2020 of its highly anticipated latest-generation CGM, the G7, drove up the stock more than 100% during the fiscal year. We remain excited about the company’s prospects.

Leading Detractors

●

Norwegian Cruise Line Holdings is the third-largest cruise line operator in the world, with 27 ships and $6.5 billion in sales as of the end of 2019. Its major brands include Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises. On March 13, 2020, in response to the spreading coronavirus, the company suspended all cruise voyages scheduled between March 13 and April 11. Two weeks later, Norwegian extended the moratorium to May 10, as the contagion showed few signs of abating. Cruise lines and virtually all travel-related companies have performed poorly. Norwegian was no exception, as its shares declined 80% and it is now scrambling to improve its balance sheet amid a new federal ban on cruises for 100 days. The massive disruption caused by COVID-19 clearly requires us to review Norwegian’s long-term growth prospects, but we were already re-evaluating our investment thesis before the pandemic. Several things attracted us to Norwegian when we first invested in the company more than four years ago. A new CEO, the opportunity to expand into China and a renewed commitment to generate higher returns on capital piqued our interest. We were also attracted to the oligopolistic industry structure and a recent acquisition. All of this made us believe the company would enjoy many years of solid revenue and earnings growth. Instead, results have been mixed; returns improved somewhat but the Chinese market was an abject failure, with customer demand and spending trends well below management’s expectations. Furthermore, macroeconomic weakness in Europe and hurricanes in the Eastern Caribbean in 2017 and 2019 led to a capacity oversupply and pricing concerns, as competition intensified in the remaining regions. More importantly, we began to question whether the company met our criteria of an Exceptional Growth Company as our team evolved and we applied added scrutiny to our portfolio holdings. In light of our continuing review of the company, we did not add to our position despite the sharp share-price decline.

●

Ulta Beauty is a retailer of beauty products and salon services. In a crowded retail landscape, Ulta has grown and differentiated itself by catering to a core group of beauty enthusiasts who appreciate the company’s broad array of both mass and prestige products that are regularly styled to reflect new trends in the product category. Although the company’s share price declined almost 30% in August when Ulta’s 12% quarterly revenue growth failed to meet analyst consensus estimate forecasts, shares are currently under pressure as national social-distancing efforts have closed many of Ulta’s stores. Based on our research and comments from Ulta’s management, we believe the  August  shortfall  was  largely  driven  by  a  lull  in  the  current  cosmetics  product  cycle  that  weighed  on  results  for  most  North  American beauty companies. Also, we believe the ongoing pandemic is poised to close more department-store beauty counters, with several of them rumored to be filing for bankruptcy. This should support Ulta’s continued share gains against these competitors. We remain  encouraged  by  the  strength  of  Ulta’s  customer-loyalty  program,  strong  investments  in  its  internet  business,  and  recently announced store remodels. In our opinion, Ulta remains one of the best-positioned growth retailers and we added to our position amid the share-price weakness.

Companies Purchased

●

Charles River Laboratories is an essential products and services provider to the global pharmaceutical and biotechnology industries. In 2019, Charles River was involved in 85% of the drugs approved by the FDA. Through its three primary business units, the company produces  drug-research  models,  conducts  drug-safety  trials  and  discovery  services,  and  sells  supplies  for  manufacturing  biologic compounds  and  testing  them  for  impurities.  Charles  River’s  research-models  business  is  the  industry’s  market-share  leader.  The biotechnology industry’s increased emphasis on rare diseases is a secular tailwind to Charles River’s three business lines. The company currently produces approximately 50% of small research models for Western markets. We believe that the company’s research-model dominance offers attractive near-term profitability, while its drug-trial services and biologic-compound manufacturing businesses offer an attractive long-term growth opportunity.

●

MarketAxess is a leading electronic-trading platform for fixed income securities. The company is the largest institutional electronic-trading venue for previously issued emerging-market, U.S. investment-grade, and U.S. high-yield debt, with more than 50% market share in each category. Currently, the U.S. fixed income market is largely conducted via over-the-phone transactions. Electronic trading represents less than 20% of trading volume in the fixed income categories that MarketAxess targets. This is well below the penetration rate of other asset classes like futures and equities, where 70-90% of trades occur electronically. Moving to electronic trading offers fixed income brokers and buyers greater efficiency, cost savings and improved trading liquidity. We believe the benefits of MarketAxess’s trading platform, combined with the currently low penetration rate of electronic trading, create a compelling growth story.

●

Omnicell is a leading provider of automated pharmacy and business-analytics software solutions for hospitals, long-term care centers and retail pharmacies. According to the FDA, medication errors cause at least one death every day and injure 1.3 million people annually in the U.S. Furthermore, an estimated 11% of all hospital admissions are related to medication non-adherence. Omnicell’s products and services tackle these challenges through on-site devices and cloud-based solutions to deliver virtually zero dispensing errors in central pharmacies, 66% cost reductions in IV drug compounding, 90% medication adherence and 2-10% reductions in direct drug costs in hospitals.  Omnicell’s  automated  medicine-dispensing  cabinets  and  robotic  pharmacies  increase  automation  and  allow  healthcare

Annual Report | March 31, 2020	9

The Brown Capital Management Mid Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

providers to spend more time with patients. We believe the benefits in lives saved and lower healthcare costs, coupled with early-stage adoption of several of Omnicell’s solutions, provide years of attractive and steady growth.

●

Teladoc Health is the largest global provider of comprehensive telehealth services, offering convenient and low-cost virtual consultations with a diverse array of health-care professionals. Teladoc derives 80% of its revenue from the U.S. and the rest from international markets. Telehealth is significantly underutilized, representing well under 10% of medical consultations globally. Such neglect comes at a cost, as Teladoc estimates $35 billion in U.S. emergency-room and urgent-care costs could be avoided through wider adoption of telehealth services. Lack of awareness and regulatory hurdles have inhibited broader uptake historically but this is beginning to change. The Kaiser Family Foundation saw telehealth offerings for their largest plans rise to 74% in 2018 from 27% in 2015. Last April, the Centers for Medicare and Medicaid Services made telehealth available to all 20 million Medicare Advantage participants, not just members residing in rural areas, as it did previously. While not part of our original thesis, the ongoing coronavirus pandemic could materially increase Teladoc’s growth trajectory as Americans are encouraged to use telehealth rather than visiting doctors’ offices. All said, we believe Teladoc is an Exceptional Growth Company and expect it to expand revenues at a mid-20s rate for the foreseeable future. Earnings may appreciate even faster once it achieves profitability.

Companies Sold

●

Ellie Mae provides software and services to the residential mortgage industry. The mortgage origination process is notoriously complex and  inefficient.  Ellie  Mae  addresses  these  issues  with  an  integrated,  paperless  and  automated  software  solution  that  improves compliance, quality and time to closing. Part of our investment thesis was that Ellie Mae could introduce greater automation into the mortgage process and spur customers to increase spending per mortgage by 200% as traditional manual processes were eliminated. In an effort to drive greater adoption of its premium products, Ellie Mae began allowing a significant portion of customers to only pay for the software when a mortgage was successfully issued, rather than charging a normal monthly subscription fee. This strategy worked enormously well when mortgage rates were low, but when mortgage rates rose in late 2018, revenue growth abruptly stopped and Ellie demonstrated far more cyclicality than we initially expected. On April 17, 2019, the company was acquired by the private equity firm, Thoma Bravo, and we believe we exited our position at a reasonable price.

●

J.B. Hunt Transport Services provides logistics services in the intermodal-rail, truck-brokerage and truckload-shipping industries. Although the company has substantial market share in the intermodal industry, conversions to intermodal rail typically occur in response to oil prices above $60 per barrel or to truck-driver shortages. Although the number of truck drivers continues to ebb with U.S. employment trends, recent and sustained declines in energy prices have made intermodal-rail shipping less attractive, reducing the growth potential for J.B. Hunt’s large intermodal business. In August 2019, as oil prices were around $50 per barrel, we became convinced that energy prices were unlikely to return to the historic highs that had been a tailwind for J.B. Hunt’s growth. Additionally, we did not believe the company’s truck-brokerage and truckload businesses had enough of a competitive advantage to satisfy our growth expectations. In response to this less attractive outlook, we sold our position to fund more compelling long-term investment opportunities.

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Red Hat  produces  open-source  software  solutions  that  provide  high  performance,  scalable  and  reliable  information-technology infrastructure for enterprise customers. Red Hat’s software has been a key enabler of companies operating their software in the cloud. Additionally, many companies are operating in a hybrid cloud atmosphere, with employees using a combination of cloud-based software tools and on-premise software. Red Hat’s solutions have been an excellent tool for allowing software users to operate seamlessly in these hybrid environments. Although we were enthusiastic owners of this company which grew sales 15%-20% annually, in late 2018 IBM struck a deal to acquire Red Hat. IBM’s mainframe products have been losing market share to cloud-software infrastructure vendors for many years, and IBM offered a substantial premium to acquire Red Hat to help stem IBM’s market-share losses. In July 2019 we received proceeds from the sale and have used them to acquire shares of new and existing holdings in the portfolio.

●

Ultimate Software Group  is  a  leading  cloud  provider  of  human-capital-management  software.  The  human-resources  industry  is undergoing rapid technological transformation and Ultimate is at the forefront of this change. We believe Ultimate is the leading alternative for middle-market companies that are looking for software that does more than just payroll management, including talent management, recruiting and training. Customers have responded favorably to Ultimate’s products and the company enjoyed 97% annual customer retention. The company also delivered a rapid growth rate via new customer adoption and cross-selling new products into the existing customer base. In February 2019, Ultimate’s board of directors recommended accepting a corporate buyout led by Hellman & Friedman. We eliminated our position following the completion of that transaction in May 2019.

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The Brown Capital Management Mid Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

Closing Thoughts

While the world copes with the effects of COVID-19, Brown Capital remains focused on finding and investing in what we believe to be Exceptional Growth Companies. Indeed, little has changed for us outside of the precautions we are taking of limiting travel, working remotely, practicing social distancing and following other government guidelines. As you can imagine, we have received numerous questions about our business since the pandemic began: “Have you experienced significant outflows?”, “Have you shut down any products?”, and “Have you laid off staff?” Fortunately, we are privileged to manage money for like-minded, long-term clients so the answer to the aforementioned questions is simply No. We believe the resilience of our portfolios has been matched by the relative strength of our business as we saw net inflows over the reporting period and our assets under management is greater on March 31, 2020 than at the start of 2019.

We made a number of internal changes. In the December 2019 quarter, Brown Capital made an exciting organizational announcement. Keith A. Lee, president of Brown Capital and a senior portfolio manager on the Small Company Team, took on the additional role of chief investment officer. For several months prior, Keith had been working with the other portfolio management teams at Brown Capital to leverage the philosophy and process that the Small Company team honed over the years. The role of CIO is in recognition of Keith’s cross-team leadership. In addition, we hired Michael L. Forster, CPA, CGMA as chief operating officer and chief financial officer. Mike’s role as COO/CFO is a newly created one in which he assumes management responsibilities from Chief Administrative Officer Cecil E. Flamer, CPA, CGMA, and from Keith. Mike is taking on oversight of administration, finance and IT responsibilities from Cecil, as well as the operations, compliance and trading functions from Keith. Cecil has announced that he will retire on June 30, 2020.

During the March 2020 quarter, we welcomed two additions to our firm’s Management Committee: Damien Davis, managing director and senior portfolio manager on our Small Company Fund; and Mike Forster, our chief operating officer and chief financial officer. We think the deep understanding of our investment philosophy and the fresh ideas they bring will serve us well as we move forward. You can find more details on these announcements on our website at browncapital.com/blog.

Thank you for your continued support of Brown Capital Management.

Disclosures

[1]	Brexit: an abbreviation for “British exit,” which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

S&P 500 Index: The S&P 500 or Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

Russell Midcap® Growth Index: The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher  price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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The Brown Capital Management Mid Company Fund
March 31, 2020 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2010. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2020)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	9/30/02	Expenses	Expenses
The Brown Capital Management Mid Company Fund - Investor Class	-3.22%	8.21%	3.40%	8.15%	9.25%	2.06%	1.15%
The Brown Capital Management Mid Company Fund - Institutional Class	-2.99%	8.48%	3.67%	8.40%	9.39%	1.81%	0.90%
Russell MidCap® Growth Index	-9.45%	6.53%	5.61%	10.89%	10.92%
Morningstar Mid-Cap Growth Category	-9.86%	5.69%	4.91%	9.81%	9.74%
MCF-Investor Percentile Ranking vs.Total Funds in M-Star Mid-Cap Growth Category	11/611	20/567	68/498	78/386	N/A
MCF-Institutional Percentile Ranking vs.Total Funds in M-Star Mid-Cap Growth Category	10/611	19/567	65/498	75/386	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2019, for the Institutional Class and from the amended prospectus dated November 1, 2019 for the Investor Class. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management Mid Company Fund
March 31, 2020 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to  December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2020	13

The Brown Capital Management Mid Company Fund
Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 97.38%
	Business Services - 20.64%
8,107	Bright Horizons Family Solutions, Inc.(a)	$826,914
11,972	Envestnet, Inc.(a)	643,854
6,186	Equifax, Inc.	738,918
4,272	Jack Henry & Associates, Inc.	663,185
15,875	RealPage, Inc.(a)	840,264
4,263	Tyler Technologies, Inc.(a)	1,264,235
		4,977,370

	Consumer Related - 8.59%
648	Chipotle Mexican Grill, Inc.(a)	424,051
3,961	Expedia, Inc.	222,885
9,529	LKQ Corp.(a)	195,440
8,507	Norwegian Cruise Line Holdings, Ltd.(a)	93,237
1,093	O'Reilly Automotive, Inc.(a)	329,048
2,607	Tractor Supply Co.	220,422
2,927	Ulta Beauty, Inc.(a)	514,274
7,825	Under Armour, Inc. - Class A(a)	72,068
		2,071,425

	Financial Services - 10.91%
7,717	Broadridge Financial Solutions, Inc.	731,803
3,427	FleetCor Technologies, Inc.(a)	639,273
2,372	MarketAxess Holdings, Inc.	788,856
4,829	T Rowe Price Group, Inc.	471,552
		2,631,484

	Industrial Products & Systems - 12.67%
17,557	Cognex Corp.	741,257
27,878	Fastenal Co.	871,187
5,737	IPG Photonics Corp.(a)	632,676
5,405	Quanta Services, Inc.	171,501
8,664	SiteOne Landscape Supply, Inc.(a)	637,844
		3,054,465

	Information/Knowledge Management - 17.67%
2,772	ANSYS, Inc.(a)	644,407
4,613	Autodesk, Inc.(a)	720,089
3,509	Blackbaud, Inc.	194,925
7,088	Guidewire Software, Inc.(a)	562,149
14,564	Manhattan Associates, Inc.(a)	725,578
3,391	Shopify, Inc. - Class A(a)	1,413,810
		4,260,958

	Medical/Health Care - 26.90%
2,329	Align Technology, Inc.(a)	405,129
3,670	Cerner Corp.	231,173
3,936	Charles River Laboratories International, Inc.(a)	496,763
4,080	DexCom, Inc.(a)	1,098,622
3,767	Edwards Lifesciences Corp.(a)	710,531
1,210	Jazz Pharmaceuticals PLC(a)	120,685
5,448	Masimo Corp.(a)	964,950
9,215	Omnicell, Inc.(a)	604,320
1,418	Teladoc Health, Inc.(a)	219,804

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The Brown Capital Management Mid Company Fund
Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 97.38% (continued)
	Medical/Health Care - 26.90% (continued)
6,356	Veeva Systems, Inc. - Class A(a)	$993,888
5,462	Zoetis, Inc.	642,823
		6,488,688

Total Common Stocks (Cost $18,272,630)		23,484,390

SHORT TERM INVESTMENTS - 3.70%
892,268	Dreyfus Government Cash Management Institutional Shares, 0.29%(b)	892,268

Total Short Term Investments (Cost $892,268)		892,268

Total Value of Investments (Cost $19,164,898) - 101.08%		24,376,658
Liabilities in Excess of Other Assets - (1.08)%		(259,335)
Net Assets - 100.00%		$24,117,323

(a)	Non-income producing investment.

(b)	Represents 7 day effective yield at March 31, 2020.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	20.64%	$4,977,370
Consumer Related	8.59%	2,071,425
Financial Services	10.91%	2,631,484
Industrial Products & Systems	12.67%	3,054,465
Information/Knowledge Management	17.67%	4,260,958
Medical/Health Care	26.90%	6,488,688
Short Term Investments	3.70%	892,268
Liabilities in Excess of Other Assets	(1.08)%	(259,335)
Total	100.00%	$24,117,323

The Fund's classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2020	15

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

International Equity Fund – Investor and Institutional Share Classes

The International Equity Fund posted negative performance for the fiscal year ended March 31, 2020, with the Investor Share Class returning -5.85%, which was well ahead of the MSCI EAFE Index return of -13.93% and the MSCI AC World (Ex US) Index return of -15.14%. For the year, the Fund ranked in the 74th percentile (top 26%) out of 466 peer funds based on total returns in Morningstar’s Foreign Large Growth Category.

Portfolio Review

This fiscal year began during one of the longest bull markets in history and ended with the fastest plunge into a bear market ever. The COVID-19 pandemic, like the Great Financial Crisis1 and Brexit2, is a “Black Swan”3 event that rather suddenly thrusts global markets and economies into unexpected turmoil. In just a few weeks in February 2020, we went from exchanging Valentine’s Day treats and planning Spring Break vacations to stockpiling essentials and homeschooling our children. At Brown Capital, we have seen exogenous shocks before and built our portfolios upon the principles of Exceptional Growth Company investing. A core feature of Exceptional Growth Companies is durable revenue growth, not only when the macroeconomic tide is high, but also when the tide goes out altogether.

As COVID-19 was first tanking international equity markets, we were coincidently finishing up a comprehensive review of our International Equity Fund portfolio that had lasted several months. As a reminder, our goal in the Fund is to find and invest in what we believe to be 40-70 Exceptional Growth Companies that save time, lives, money and headaches, or provide exceptional value to customers. In general, given our 3-5 year initial evaluation horizon, we ask questions such as: “Will this company be profitable enough to reinvest in growth initiatives?”, “What new products and services will drive future growth?” and “Do our portfolio holdings still meet our criteria of an Exceptional Growth Company?.” In our recent examination, we specifically scrutinized our holdings through the lens of durable revenue growth.

This multiquarter review resulted in us executing a higher-than-average number of new buys and sells during the period, as discussed below. It’s important to note that our actions coincided with the onset of the novel coronavirus, as opposed to being driven by this external force. We believe the changes we have made have resulted in holdings with higher, more durable revenue growth and a portfolio that is better positioned to weather short-term shocks throughout a full business cycle.

In addition to our comprehensive review, we responded to the pandemic by performing a coronavirus-oriented, company-by-company analysis focused on liquidity and balance-sheet risk. While we regularly review our company holdings, this difficult period demanded a thorough re-examination of our holdings. This review specifically led to the elimination of Carnival Corporation, as discussed below. We remain vigilant about risks and opportunities in these extraordinary times of rising unemployment, unprecedented government and central bank responses, and the global disruption of daily life.

At present, we own 40 companies across 15 countries. The portfolio is fully invested and cash remains below 5% of the Fund’s assets.

Leading Contributors

Among our top contributors for the period were Carl Zeiss Meditec and Grifols.

•	Carl Zeiss Meditec is a Germany-based, ophthalmology-focused medical technology company. It has a culture and history of innovation in optics dating back to 1846. Much more recently, Zeiss invented a less-invasive alternative to Lasik surgery called ReLEx SMILE. With the help of ReLEx SMILE and other products, the company grew revenues nearly 14% year over year in 2019, as its products took share in the $12-billion surgical and diagnostic ophthalmology market. This market is expanding about 4-5% a year, which means Carl Zeiss grew nearly three times as fast as the market. We believe Carl Zeiss’s management team has guided the company to greater profitability by extending its technology leadership in cataracts and by increasing high-margin recurring revenue. We remain optimistic that new products such as the ReLEx SMILE will help Carl Zeiss deliver above-market growth rates in the future, especially once elective surgeries resume.

•	Grifols S.A. saves lives by producing plasma-based products to treat rare, chronic and life-threatening diseases. Grifols is Europe’s leading plasma company and one of the dominant players globally. It is arguably the most vertically integrated company within the industry. In December 2019, Grifols presented Phase-2 study results for AMBAR, a treatment for Alzheimer’s disease. The new data shows a reduction in the progression of the disease in patients with mild-to-moderate Alzheimer’s, sending Grifols shares higher. Grifols’s revenue growth has remained resilient during the COVID-19 pandemic. First quarter revenues grew nearly 12% over last year, while plasma-collections operations were deemed essential businesses. We remain optimistic about the company’s ability to find innovative therapies derived from plasma. Grifols is even working on a treatment for COVID-19 using convalescent plasma, or antibodies derived from COVID-19 patients.

Leading Detractors

Our top two detractors for the period were Ipsen and Carnival Corporation.

•	Ipsen develops, manufactures and sells pharmaceuticals worldwide. The French specialty-pharmaceutical company focuses in the therapeutic areas of oncology, neuroscience, consumer healthcare and rare diseases. Ipsen’s highest-revenue drug, Somatuline, is the

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The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

first and only FDA-approved treatment to slow the growth of gastrointestinal and pancreatic neuroendocrine tumors. Ipsen performed poorly in the fiscal year as concerns built about future generic competition to Somatuline. Additionally, the recently acquired drugs Palovarotene and Onviyde now have lower peak revenues than previously believed. These disappointments have led to turnover in senior management. We remain optimistic about Ipsen’s ability to drive growth from its pipeline, which includes roughly 20 drugs in clinical trials currently.

•	Carnival Corporation is the world’s largest cruise-ship company with a portfolio of nine leading cruise lines and more than 100 cruise ships in total. The novel coronavirus has all but halted travel in the cruise industry. The degree of operating leverage in this business is significant. The company estimates that it will need at least $1 billion per month in capital as long as vessels are not cruising. In response to these unprecedented conditions, management fully utilized its available credit and raised more than $6.5 billion in new capital from senior secured notes, convertible bonds, and nearly $600 million in equity. Given the uncertainty around Carnival’s revenue durability and balance-sheet strength over the medium term, we chose to eliminate our position this quarter.

Companies Purchased

As mentioned above, the International Team made a comprehensive review of the portfolio resulting in more activity than in past periods. In the fiscal year, we established new positions in Abcam, CyberArk, The Descartes Systems Group, GMO Payment Gateway, Kakaku.com, M3, MonotaRO, Ocado Group, Partners Group, REA Group and SimCorp. Generally, we believe these companies have long-term growth prospects and meet the four criteria of an Exceptional Growth Company—deliverability of growth plan, defensibility of market presence, durability of revenue growth and profitability to fuel and sustain the business.

Companies Sold

During the period, we sold Avadel Pharmaceuticals, BAE Systems, Canadian Natural Resources, Carnival, Johnson Controls, Kone, Man Group, Mitsubishi Estate, Nestle, Sanofi, Sapporo, Sasol, Societe BIC, Swatch Group, Teva Pharmaceutical Industries, Total Produce and Yamaha Motor. There are four primary reasons we sell a holding: the reasons for our purchase have changed, we have determined the company to be a mistake, we think the company is overvalued, or we sell for tactical considerations or better ideas. Generally, these companies no longer met our standard of an Exceptional Growth Company; thus, the reasons for our purchase changed or we deemed them a mistake.

To see the rationale behind our portfolio changes, let’s consider Nestle (sold) and Ocado (bought) as an illustrative example. Nestle is a mature, global packaged food company with a wide range of goods from chocolate to coffee. In the past, we have written about how Nestle was trying to grow by globalizing its business and penetrating many of its target markets. Ocado, also in the food business, is a U.K.-based company that has built a profitable, end-to-end solution for selling groceries online. The solution includes a customer interface (website or mobile app), inventory management, robotic picking and optimized delivery routes. Ocado has begun partnering with grocers all over the world to roll out this solution. These partnerships allow the company to collect a percentage of the revenues that flow through its partners’ systems. As revenues grow from these partnerships, so will returns on capital, as Ocado will not bear the majority of the capital burden required to build new Customer Fulfillment Centers (CFC). CFCs are large warehouses where the picking and sorting of orders occurs, a key component of selling groceries online. While the market for grocery items will likely grow in the low to mid-single digits, the channel shift to online may help accelerate Ocado’s growth into the double digits into the foreseeable future.

Closing Thoughts

While the world copes with the effects of COVID-19, Brown Capital remains focused on finding and investing in what we believe to be Exceptional Growth Companies. Indeed, little has changed for us outside of the precautions we are taking of limiting travel, working remotely, practicing social distancing and following other government guidelines. As you can imagine, we have received numerous questions about our business since the pandemic began: “Have you experienced significant outflows?”, “Have you shut down any products?”, and “Have you laid off staff?” Fortunately, we are privileged to manage money for like-minded, long-term clients so the answer to the aforementioned questions is simply No. We believe the resilience of our portfolios has been matched by the relative strength of our business as we saw net inflows over the reporting period and our assets under management is greater on March 31, 2020 than at the start of 2019.

We made a number of internal changes. In the December 2019 quarter, Brown Capital made an exciting organizational announcement. Keith A. Lee, president of Brown Capital and a senior portfolio manager on the Small Company Team, took on the additional role of chief investment officer. For several months prior, Keith had been working with the other portfolio management teams at Brown Capital to leverage the philosophy and process that the Small Company team honed over the years. The role of CIO is in recognition of Keith’s cross-team leadership. In addition, we hired Michael L. Forster, CPA, CGMA as chief operating officer and chief financial officer. Mike’s role as COO/CFO is a newly created one in which he assumes management responsibilities from Chief Administrative Officer Cecil E. Flamer, CPA, CGMA, and from Keith. Mike is taking on oversight of administration, finance and IT responsibilities from Cecil, as well as the operations, compliance and trading functions from Keith. Cecil has announced that he will retire on June 30, 2020.

During the March 2020 quarter, we welcomed two additions to our firm’s Management Committee: Damien Davis, managing director and senior portfolio manager on our Small Company Fund; and Mike Forster, our chief operating officer and chief financial officer. We think the deep

Annual Report | March 31, 2020	17

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

understanding of our investment philosophy and the fresh ideas they bring will serve us well as we move forward. You can find more details on these announcements on our website at browncapital.com/blog.

Thank you for your continued support of Brown Capital Management.

Disclosures

[1]	Great Financial Crisis: The financial crisis of 2007–08, also known as the global financial crisis (GFC), was a severe worldwide economic crisis. It is considered by many economists to have been the most serious financial crisis since the Great Depression of the 1930s.

[2]	Brexit: an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

[3]	Black Swan: An unpredictable or unforeseen event, typically one with extreme consequences.

MSCI EAFE Index: The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

MSCI AC World (Ex US) Index: The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. For the 3, 5, and 10 year periods, the Investor Share Class of the International Equity Fund was ranked 43rd percentile out of 409, 52nd percentile out of 340, and 64th percentile out of 248 as of 3/31/20 based on total returns relative to our peers in the Morningstar Foreign Large Growth Category.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

18	www.browncapital.com

The Brown Capital Management International Equity Fund
March 31, 2020 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2010. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2020)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses
The Brown Capital Management International Equity Fund - Investor Class	-5.85%	1.94%	1.19%	3.90%	3.51%	1.84%	1.26%
The Brown Capital Management International Equity Fund - Institutional Class	-5.63%	2.21%	1.44%	4.06%	3.58%	1.60%	1.01%
MSCI EAFE® International Gross Index	-13.93%	-1.33%	-0.13%	3.20%	3.51%
Morningstar Foreign Large Growth Category	-8.45%	2.22%	1.86%	4.49%	4.42%
IEF-Investor Percentile Ranking vs Total Funds in M-Star Foreign Large Growth Category	26/466	43/409	52/340	64/248	N/A
IEF-Institutional Percentile Ranking vs Total Funds in M-Star Foreign Large Growth Category	24/466	41/409	49/340	58/248	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2019. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2020	19

The Brown Capital Management International Equity Fund
March 31, 2020 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE® International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

20	www.browncapital.com

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 97.35%
	Australia - 4.02%
7,426	Cochlear, Ltd.	$856,222
5,944	REA Group, Ltd.	281,488
		1,137,710

	Canada - 1.47%
12,124	Descartes Systems Group, Inc.(a)	417,056

	Denmark - 8.19%
9,068	Chr Hansen Holding A/S	681,597
20,499	Novo Nordisk A/S - Class B	1,239,037
4,724	SimCorp A/S	398,488
		2,319,122

	France - 6.86%
7,521	Dassault Systemes SE	1,119,814
3,819	EssilorLuxottica SA	413,953
1,847	Ingenico Group SA	197,472
4,055	Ipsen SA	211,001
		1,942,240

	Germany - 10.26%
12,528	Carl Zeiss Meditec AG(a)	1,220,744
1,034	Rational AG	551,725
9,982	SAP SE	1,131,741
		2,904,210

	Hong Kong - 4.38%
611,146	Kingdee International Software Group Co., Ltd.	815,098
130,443	Kingsoft Corp., Ltd.(a)	425,682
		1,240,780

	Ireland - 8.43%
11,472	DCC PLC	726,716
5,705	Flutter Entertainment PLC	519,346
8,387	ICON PLC(a)	1,140,632
		2,386,694

	Israel - 2.79%
5,684	Check Point Software Technologies, Ltd.(a)	571,469
2,564	CyberArk Software, Ltd.(a)	219,376
		790,845

	Italy - 1.50%
29,099	Azimut Holding SpA	422,990

	Japan - 10.94%
16,000	CyberAgent, Inc.	623,483
4,100	GMO Payment Gateway, Inc.	289,030
17,000	Kakaku.com, Inc.	313,834
24,300	M3, Inc.	722,051
31,600	MonotaRO Co., Ltd.	842,863

Annual Report | March 31, 2020	21

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 97.35% (continued)
	Japan - 10.94% (continued)
40,033	Rakuten, Inc.	$305,297
		3,096,558

	Mexico - 1.87%
87,210	Fomento Economico Mexicano SAB de CV	530,227

	Netherlands - 7.04%
17,207	QIAGEN NV(a)	715,811
18,061	Wolters Kluwer NV	1,278,433
		1,994,244

	Spain - 4.70%
38,951	Grifols SA	1,331,732

	Switzerland - 15.41%
163	Chocoladefabriken Lindt & Spruengli AG	1,381,055
356	Givaudan SA	1,107,761
409	Partners Group Holding AG	284,536
1,445	Roche Holding AG	471,483
8,475	Temenos AG	1,117,379
		4,362,214

	United Kingdom - 9.49%
29,848	Abcam PLC	423,757
30,134	Diageo PLC	968,110
4,595	Ocado Group PLC(a)	69,631
56,998	RELX PLC	1,226,205
		2,687,703

Total Common Stocks (Cost $22,147,789)		27,564,325

SHORT TERM INVESTMENTS - 2.10%
594,485	Dreyfus Government Cash Management Institutional Shares, 0.29%(b)	594,485

Total Short Term Investments (Cost $594,485)		594,485

Total Value of Investments (Cost $22,742,274) - 99.45%		28,158,810
Other Assets in Excess of Liabilities - 0.55%		156,085
Net Assets - 100.00%		$28,314,895

(a)	Non-income producing investment.

(b)	Represents 7 day effective yield at March 31, 2020.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Communication Services	4.30%	$1,218,805
Consumer Discretionary	3.16%	894,274
Consumer Staples	10.17%	2,879,392
Financials	2.50%	707,526

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The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2020

Health Care	30.89%	8,746,423
Industrials	16.34%	4,625,942
Information Technology	23.67%	6,702,605
Materials	6.32%	1,789,358
Short Term Investments	2.10%	594,485
Other Assets in Excess of Liabilities	0.55%	156,085
Total	100.00%	$28,314,895

The Fund's classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2020	23

The Brown Capital Management International Small Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

International Small Company Fund – Investor and Institutional Share Classes

In a fiscal year indelibly marked by the COVID-19 pandemic, the International Small Company Fund (Investor share class) declined 11.72% for the 12 months ended March 31, 2020, outperforming the 20.84% drop in the MSCI All Country World (ex US) Small Cap Index. The Fund’s investments in a concentrated group of Exceptional Growth Companies, as discussed below, also allowed it to generate strong relative returns vs. our Morningstar peer group. For the one-year period, the International Small Company Fund was in the 69th percentile (top 31%) of the Morningstar category of Foreign Small/Mid Growth Funds.

Note that March 31, 2020 marks four and a half years since the Fund’s inception. Our objective is to provide capital appreciation over a full market cycle, so we caution against focusing on short-term performance.

Portfolio Review

The most recent fiscal year began with investors focused on a trade war between the U.S. and China, a resolution on Brexit1, and the grounding of Boeing’s 737 MAX. While these are noteworthy events, this annual period will be remembered for the novel coronavirus pandemic.

Markets plunged into bear territory in the March quarter of 2020 as governments, corporations and individuals sought protection from the spread of the deadly new virus. At the time of this writing in May, there are still a number of unanswered questions. When will businesses re-open around the world? Will the virus have a resurgence in the winter? When will a vaccine come to market? We do not know the answers to these questions. But we believe that the Fund’s concentrated collection of Exceptional Growth Companies, though not immune to the global slowdown, tends to be resilient during periods of economic stress.

It is our belief that the resiliency of our companies is due to their product offerings, which are often unique, growing in demand, and mission-critical to the end user. The nature of these products creates a sticky relationship between the companies and their customers, allowing our holdings to generate high gross margins and returns on capital, to produce attractive cash flows, and to maintain solid balance sheets. Financial wherewithal provides powerful levers that companies can pull in periods when competitors are scrambling with limited options. The end result is that Exceptional Growth Companies have typically emerged from volatile markets with stronger market positions.

As of March 31, 2020, the Fund was fully invested (with cash less than 5%) in 43 companies across 17 countries. The portfolio’s construction represents balance across geographic regions as well as across our custom categories of Medical/Health Care, Business Services, Information/Knowledge Management, Consumer Related, Industrial Products & Systems, and Miscellaneous.

Below we highlight two companies that contributed to performance for the year, and two that detracted. We also highlight three new positions and four eliminations from the Fund.

Leading Contributors

●	M3 is a Japanese company that enables pharmaceutical companies to digitally market to physicians, thereby reducing marketing spend. M3 estimates that a visit to a doctor in Japan by a sales representative costs $100 (USD) while a message sent on the M3 platform costs just $1. Over the last few years, M3 has leveraged its relationships with doctors to become one of the leading contract research organizations (CROs) in Japan, an area that is growing as pharmaceutical companies look to save money by outsourcing clinical trials. During the fiscal year, M3 benefited as previous investments in personnel and artificial intelligence (AI) have shown results and margins moved higher. M3 has grown revenue in the high teens and greater over time, and we expect management to further grow the business, particularly through geographic expansion.

●	Kinaxis is a Canadian software company that optimizes complex supply chains for some of the largest companies in the world. The company’s tool, RapidResponse, primarily sits on top of SAP’s ERP (enterprise resource planning) systems. RapidResponse can run intricate what-if simulations on a supply chain in minutes or hours, faster than the typical day or longer it would take on a standard ERP installation. Customers include Ford, Cisco, Merck, Schneider Electric and other globally integrated companies. We believe the service is particularly valuable when supply chains face an unexpected shock, such as a trade war or global pandemic. We like that the company sells its solution via a recurring subscription model, and that it currently has less than 200 customers out of a market potential of 2,000 to 5,000 companies.

Leading Detractors

●	GW Pharmaceuticals is a U.K.-based pharmaceutical company that develops new medicines using proprietary research in the area of cannabinoids. In 2018, the Food and Drug Administration (FDA) approved Epidiolex, the company’s drug for epileptic seizures. Epilepsy

24	www.browncapital.com

The Brown Capital Management International Small Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

can be treated by multiple drugs over the course of a patient’s life, and Epidiolex has the potential to become a drug with more than $1 billion in annual sales. GW Pharma ended last year as the second-best-performing stock in the Fund. This year, the European Medicines  Agency (the FDA’s peer agency in Europe) also approved the drug, although the company was hurt when the U.K. National Institute for  Health and Care Excellence questioned Epidiolex’s cost-effectiveness. We believe Epidiolex is a well-supported drug, backed by research  and influential physicians. Long term, we view GW Pharma as an innovative company that will continue to develop new pharmaceuticals  and expand its growth opportunities.

●	CyberArk is an Israel-based cybersecurity company focused on monitoring the behavior of users with privileged access to networks, such as employees or administrators. CyberArk offers its customers proprietary algorithms that track and flag unusual usage by privileged- access users, a key part of protecting information-technology resources. Last year, CyberArk was the best-performing stock in the Fund, more than doubling its stock price. This year, the holding gave up some of those gains as valuations compressed while the fundamentals largely remained the same. We remain positive on CyberArk as it is the market leader, with more than half the Fortune 500 companies as customers, and an end market that grows at more than 20% per year.

Companies Purchased

We added three new holdings during the fiscal year.

●	GMO Payment Gateway is an online-payment-processing company based in and primarily operating in Japan, where it generated 84% of its fiscal 2019 revenues. GMO Payment Gateway provides a “gateway” for merchants who want a single point of contact to connect with all five major brands of credit cards, as well as digital currencies. GMO specializes in non-face-to-face transactions, and is the industry leader at three times the size of the number-two player. The company’s competitive advantages include a stable, secure platform and a price-competitive offering. As a leader in the cashless trend, GMO has demonstrated consistent 25%-plus revenue growth within a Japanese ecommerce market that is expanding at 10%.

●	Nexus is a German information-systems company for hospitals. Throughout Europe, hospitals are seeking lower costs through greater digitalization of patient records, work flows and staff management. We believe Nexus is one of the broadest, most functional and most cost-efficient solutions in the market. Despite its small size, Nexus has demonstrated the ability to win business from larger competitors. The company has a strong recurring-revenue base, consistent growth and a solid position for future growth.

●	Pushpay is a New Zealand-headquartered company that provides an electronic platform for churches to accept donations. By reducing the barriers to donations through easy-to-use features like an online platform, automatic recurring donations, credit card acceptance and more, Pushpay helps churches increase the overall donation amount from parishioners. The young company has compounded revenues at more than 100% annually for the past three years and we expect meaningful growth going forward.

Companies Sold

●	Avadel Pharmaceuticals was eliminated this year as it failed to execute on our investment thesis. Avadel has a unique drug-delivery platform for oral formulations of drugs. Our belief was that Avadel would use its delivery system across a number of pharmaceutical compounds. The company had difficulty executing on this strategy and no longer fits our investment criteria.

●	KLA Corp was eliminated from the portfolio. The stock was received as a partial payment when KLA bought out our holding of Orbotech last year. KLA is a larger U.S.-headquartered company, and falls outside the scope of our international small company mandate.

Additionally, we had one write-down:

●	Datalex is an Irish ecommerce company that provides booking tools for the airline industry. The company disclosed accounting irregularities and the stock was suspended from trading on May 1, 2019. As it is not clear when Datalex will return to market, if ever, and given the difficulties that its customers are having during the COVID-19 pandemic, we have written down the stock value to zero. Prior to the write-down, the position represented less than half of one percent of the Fund. Note that while the value of the shares is now zero, the Fund continues to hold its shares in Datalex.

We had one buy-out in the year:

●	Stallergenes Greer is a French healthcare company specializing in the diagnosis and treatment of respiratory allergies through immunotherapy. The company was taken private by Ares Life Sciences on May 17, 2019.

Annual Report | March 31, 2020	25

The Brown Capital Management International Small Company Fund
Management Discussion of Fund Performance	March 31, 2020 (Unaudited)

Closing Thoughts

While the world copes with the effects of COVID-19, Brown Capital remains focused on finding and investing in what we believe to be Exceptional Growth Companies. Indeed, little has changed for us outside of the precautions we are taking of limiting travel, working remotely, practicing social distancing and following other government guidelines. As you can imagine, we have received numerous questions about our business since the pandemic began: “Have you experienced significant outflows?”, “Have you shut down any products?”, and “Have you laid off staff?” Fortunately, we are privileged to manage money for like-minded, long-term clients so the answer to the aforementioned questions is simply No. We believe the resilience of our portfolios has been matched by the relative strength of our business as we saw net inflows over the reporting period and our assets under management is greater on March 31, 2020 than at the start of 2019.

We made a number of internal changes. In the December 2019 quarter, Brown Capital made an exciting organizational announcement. Keith A. Lee, president of Brown Capital and a senior portfolio manager on the Small Company Team, took on the additional role of chief investment officer. For several months prior, Keith had been working with the other portfolio management teams at Brown Capital to leverage the philosophy and process that the Small Company team honed over the years. The role of CIO is in recognition of Keith’s cross-team leadership. In addition, we hired Michael L. Forster, CPA, CGMA as chief operating officer and chief financial officer. Mike’s role as COO/CFO is a newly created one in which he assumes management responsibilities from Chief Administrative Officer Cecil E. Flamer, CPA, CGMA, and from Keith. Mike is taking on oversight of administration, finance and IT responsibilities from Cecil, as well as the operations, compliance and trading functions from Keith. Cecil has announced that he will retire on June 30, 2020.

During the March 2020 quarter, we welcomed two additions to our firm’s Management Committee: Damien Davis, managing director and senior portfolio manager on our Small Company Fund; and Mike Forster, our chief operating officer and chief financial officer. We think the deep understanding of our investment philosophy and the fresh ideas they bring will serve us well as we move forward. You can find more details on these announcements on our website at browncapital.com/blog.

Thank you for your continued support of Brown Capital Management.

Disclosures

MSCI All Country World (ex US) Small Cap Index: MSCI ACWI ex-US Small Cap Index – captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

Morningstar Foreign Small/Mid Growth Category portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

For the 1- and 3-year periods, the Investor Share Class of the International Small Company Fund was ranked 31st percentile out of 133 and 3rd percentile out of 115, as of 3/31/20 based on total returns relative to our peers in the Morningstar Foreign Small/Mid Growth Category.

[1]	Brexit: an abbreviation for "British exit," which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

26	www.browncapital.com

The Brown Capital Management International Small Company Fund
March 31, 2020 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2020)

	Total Returns		Since Inception	Total Annual Fund Operating	Net Annual Fund Operating
	1 Year	3 Year	9/30/15	Expenses	Expenses
The Brown Capital Management International Small Company Fund - Investor Class	-11.72%	8.36%	9.74%	1.76%	1.41%
The Brown Capital Management International Small Company Fund - Institutional Class	-11.48%	8.62%	10.02%	1.43%	1.16%
MSCI All Country World ex USA Small Cap Index	-20.84%	-4.52%	0.90%
Morningstar Foreign Small/Mid Growth Category	-14.79%	-0.27%	2.63%
ISCF-Investor Percentile ranking vs. Total Funds in M-Star Foreign Small/Mid Growth Category	31/133	3/115	N/A
ISCF-Institutional Percentile ranking vs. Total Funds in M-Star Foreign Small/Mid Growth Category	30/133	2/115	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2019. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2020	27

The Brown Capital Management International Small Company Fund
March 31, 2020 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States.

Morningstar Foreign Small/Mid Growth Category – Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

28	www.browncapital.com

The Brown Capital Management International Small Company Fund
Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 96.23%
	Argentina - 2.85%
43,409	MercadoLibre, Inc.(a)	$21,208,769

	Australia - 3.96%
401,631	REA Group, Ltd.	19,019,881
989,626	WiseTech Global, Ltd.	10,409,106
		29,428,987

	Austria - 0.99%
222,215	Schoeller-Bleckmann Oilfield Equipment AG	7,352,432

	Canada - 10.01%
1,096,543	Descartes Systems Group, Inc.(a)	37,720,207
474,870	Kinaxis, Inc.(a)	36,743,121
		74,463,328

	Denmark - 9.12%
1,538,298	Ambu A/S - Class B	37,542,189
687,897	NNIT A/S	8,719,263
255,716	SimCorp A/S	21,570,642
		67,832,094

	France - 8.60%
1,067,107	Albioma SA	31,835,496
604,845	Interparfums SA	20,412,768
736,835	Lectra	11,734,750
		63,983,014

	Germany - 13.66%
1,505,550	Evotec SE(a)	33,923,444
634,751	Nexus AG	19,531,877
324,479	STRATEC SE	25,408,635
197,014	Wirecard AG	22,739,070
		101,603,026

	Hong Kong - 4.51%
24,714,000	Kingdee International Software Group Co., Ltd.	32,961,563
685,000	Lifestyle International Holdings, Ltd.	575,196
		33,536,759

	India - 1.49%
365,873	CRISIL, Ltd.	6,066,185
2,237,240	Emami, Ltd.	5,025,944
		11,092,129

	Ireland - 0.92%
2,483,888	Datalex PLC(a)(b)	0
75,192	Flutter Entertainment PLC	6,844,985
		6,844,985

	Israel - 3.05%
265,576	CyberArk Software, Ltd.(a)	22,722,682

Annual Report | March 31, 2020	29

The Brown Capital Management International Small Company Fund
Schedule of Investments	March 31, 2020

Shares		Value (Note 1)
COMMON STOCKS - 96.23% (continued)
	Italy - 1.34%
688,678	Azimut Holding SpA	$10,010,782

	Japan - 14.83%
62,600	GMO Payment Gateway, Inc.	4,413,002
1,001,514	Hiday Hidaka Corp.	14,166,964
878,400	Kakaku.com, Inc.	16,215,987
1,465,300	M3, Inc.	43,539,953
256,587	Software Service, Inc.	18,637,010
634,926	Towa Pharmaceutical Co., Ltd.	13,386,442
		110,359,358

	New Zealand - 0.12%
439,553	Pushpay Holdings, Ltd.(a)	889,136

	South Africa - 0.14%
795,886	Famous Brands, Ltd.	1,023,476

	Switzerland - 2.10%
22,419	Partners Group Holding AG	15,596,636

	United Kingdom - 18.54%
2,194,582	Abcam PLC	31,156,855
891,662	Dechra Pharmaceuticals PLC	26,049,125
226,746	GW Pharmaceuticals PLC(a)(c)	19,856,147
510,446	Immunodiagnostic Systems Holdings PLC	1,299,748
1,252,240	PayPoint PLC	8,336,964
2,676,796	Playtech PLC	5,642,255
2,144,237	Rightmove PLC	12,981,171
11,054,019	Vectura Group PLC	13,318,261
561,540	Victrex PLC	13,740,499
700,553	Vitec Group PLC	5,568,991
		137,950,016

Total Common Stocks (Cost $793,016,786)		715,897,609

SHORT TERM INVESTMENTS - 3.00%
22,348,240	Dreyfus Government Cash Management Institutional Shares, 0.29%(d)	22,348,240

Total Short Term Investments (Cost $22,348,240)		22,348,240

Total Value of Investments (Cost $815,365,026) - 99.23%		738,245,849
Other Assets in Excess of Liabilities - 0.77%		5,730,893
Net Assets - 100.00%		$743,976,742

(a)	Non-income producing investment.
(b)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees.
(c)	American Depositary Receipt.
(d)	Represents 7 day effective yield at March 31, 2020.

See Notes to Financial Statements.

30	www.browncapital.com

The Brown Capital Management International Small Company Fund
Schedule of Investments	March 31, 2020

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	19.30%	$143,592,780
Consumer Related	10.82%	80,469,348
Industrial Products & Systems	4.41%	32,827,681
Information/Knowledge Management	30.28%	225,231,458
Medical/Health Care	23.64%	175,891,721
Miscellaneous	7.78%	57,884,621
Short Term Investments	3.00%	22,348,240
Other Assets in Excess of Liabilities	0.77%	5,730,893
Total	100.00%	$743,976,742

The Fund's classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2020	31

The Brown Capital Management Mutual Funds
Statements of Assets and Liabilities	March 31, 2020

	Small Company Fund	Mid Company Fund	International Equity Fund		International Small Company Fund
Assets:
Unaffiliated Investments, at cost	$1,267,123,319	$19,164,898	$22,742,274		$815,365,026
Affiliated Investments, at cost	1,614,694,215	—	—

—

Unaffiliated Investments, at value (Note 1)	$2,507,382,530	$24,376,658	$28,158,810		$738,245,849
Affiliated Investments, at value (Note 1)	1,973,487,892	—	—		—
Total Investments, at value	$4,480,870,422	$24,376,658	$28,158,810		$738,245,849
Foreign Cash, at value	—	—	38,948	*	473,427*	*
Receivables:
Investments sold	—	—	—		4,355,704
Fund shares sold	5,019,922	—	44		2,588,877
Dividends, interest and reclaims, at value	262,636	4,343	154,002	*	1,015,480*	*
Prepaid expenses	43,076	9,011	6,346		23,171
Due from Advisor	—	1,924	852		—
Total Assets	4,486,196,056	24,391,936	28,359,002		746,702,508
Liabilities:
Payables:
Investments purchased	9,995	237,197	—		938,820
Fund shares redeemed	4,069,706	3	44		994,973
Accrued expenses:
Advisory fees	3,836,115	—	—		617,284
Administration fees	32,147	4,046	10,102		18,309
Trustees’ fees	1,859	1,859	1,859		1,859
Custody fees	74,001	1,250	2,448		48,676
Transfer agent fees	113,035	11,582	11,456		13,871
12b-1 fees - Investor Class	301,795	1,713	496		11,442
Legal and audit fees	16,645	15,145	15,145		15,145
Printing fees	164,053	227	239		6,155
Other expenses	48,181	1,591	2,318		59,232
Total Liabilities	8,667,532	274,613	44,107		2,725,766
Net Assets	$4,477,528,524	$24,117,323	$28,314,895		$743,976,742
Net Assets Consist of:
Paid-in capital	$2,738,048,270	$18,549,850	$22,916,531		$823,074,993
Total distributable earnings (deficit)	1,739,480,254	5,567,473	5,398,364		(79,098,251)
Net Assets	$4,477,528,524	$24,117,323	$28,314,895		$743,976,742

See Notes to Financial Statements.
32	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Assets and Liabilities	March 31, 2020

	Small Company Fund	Mid Company Fund	International Equity Fund		International Small Company Fund
Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$83.73	$10.52	$12.83	(a)	$14.75	(a)
Net Assets	$1,722,739,475	$7,526,897	$2,346,032		$50,516,304
Shares Outstanding, no par value (unlimited shares authorized)	20,574,061	715,323	182,826		3,424,489

Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$85.60	$11.06	$12.86	(a)	$14.92	(a)
Net Assets	$2,754,789,049	$16,590,426	$25,968,863		$693,460,438
Shares Outstanding, no par value (unlimited shares authorized)	32,182,450	1,500,451	2,019,143		46,475,355

*	At Cost; $38,922 for Foreign Cash and $153,672 for dividends and reclaims.
**	At Cost; $474,932 for Foreign Cash and $1,009,492 for dividends and reclaims.
(a)	Redemption price per share may be reduced for any applicable redemption fees. For a description of the possible redemption fees, please see the Fund’s Prospectus.

See Notes to Financial Statements.
Annual Report | March 31, 2020	33

The Brown Capital Management Mutual Funds
Statements of Operations	For the Year Ended March 31, 2020

	Small Company Fund	Mid Company Fund	International Equity Fund	International Small Company Fund
Investment Income:
Dividends	$7,405,542	$119,127	$651,282	$8,050,131
Dividends from affiliated investments	3,348,483	—	—	—
Foreign taxes withheld	—	—	(54,624)	(488,623)
Total Investment Income	10,754,025	119,127	596,658	7,561,508

Expenses:
Advisory fees (Note 2)	52,916,578	203,407	314,293	6,495,445
Administration fees (Note 2)	342,524	12,663	22,213	120,443
Transfer agent fees (Note 2)	1,151,567	48,995	47,722	71,965
Custody fees	294,197	5,000	32,652	376,697
Registration fees	134,478	38,763	39,555	157,915
12b-1 Fees - Investor Class (Note 2)	4,388,903	23,430	7,908	129,244
Legal fees (Note 2)	35,800	35,800	35,801	36,338
Audit and tax preparation fees	16,500	15,000	15,000	15,000
Trustees’ fees and expenses (Note 2)	50,131	50,131	50,131	50,131
Compliance services fees (Note 2)	13,500	13,500	13,500	13,500
Printing fees	459,861	2,702	2,279	17,537
Other expenses	69,553	6,170	7,903	32,406
Total Expenses	59,873,592	455,561	588,957	7,516,621
Expenses waived by Advisor - Investor Class (Note 2)	—	(64,936)	(20,940)	—
Expenses waived by Advisor - Institutional Class (Note 2)	—	(123,087)	(211,116)	—
Net Expenses	59,873,592	267,538	356,901	7,516,621
Net Investment Income/(Loss)	(49,119,567)	(148,411)	239,757	44,887
Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from investments	458,694,693	1,447,247	882,456	(1,010,489)
Net realized gain from affiliated investments	55,306,723	—	—	—
Net realized loss from foreign currency transactions	—	—	(7,003)	(86,161)
Net change in unrealized depreciation of investments	(544,683,854)	(1,998,047)	(2,736,242)	(102,794,492)
Net change in unrealized depreciation of affiliated
investments	(330,513,247)	—	—	—
Net change in unrealized appreciation of foreign currency translations	—	—	2,037	10,921
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(361,195,685)	(550,800)	(1,858,752)	(103,880,221)
Net Decrease in Net Assets Resulting From Operations	$(410,315,252)	$(699,211)	$(1,618,995)	$(103,835,334)

See Notes to Financial Statements.
34	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Operations:
Net investment loss	$(49,119,567)	$(43,276,695)	$(148,411)	$(104,122)
Net realized gain from investments and foreign currency transactions	514,001,416	321,209,483	1,447,247	2,017,595
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(875,197,101)	210,340,105	(1,998,047)	1,096,382
Net Increase/(Decrease) in Net Assets Resulting from Operations	(410,315,252)	488,272,893	(699,211)	3,009,855
Distributions to Shareholders: (Note 4)
Investor	(177,331,411)	(122,814,441)	(459,388)	(791,079)
Institutional	(248,789,747)	(146,403,344)	(835,919)	(1,204,447)
Net Decrease in Net Assets from Distributions	(426,121,158)	(269,217,785)	(1,295,307)	(1,995,526)
Capital Share Transactions:
Shares sold
Investor	309,419,579	452,754,675	2,623,832	1,287,107
Institutional	954,018,001	1,027,124,125	3,322,109	1,227,102
Reinvested dividends and distributions
Investor	171,800,723	119,387,278	454,795	786,348
Institutional	236,196,902	138,028,469	835,919	1,203,725
Shares redeemed
Investor	(620,483,428)	(573,828,481)	(3,312,469)	(2,431,028)
Institutional	(810,588,840)	(829,635,769)	(1,453,601)	(32,034)
Net Increase in Net Assets Resulting from Capital Share Transactions	240,362,937	333,830,297	2,470,585	2,041,220
Net Increase/(Decrease) in Net Assets	(596,073,473)	552,885,405	476,067	3,055,549
Net Assets:
Beginning of Year	5,073,601,997	4,520,716,592	23,641,256	20,585,707
End of Year	$4,477,528,524	$5,073,601,997	$24,117,323	$23,641,256

See Notes to Financial Statements.
Annual Report | March 31, 2020	35

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Share Information:
Investor Class:
Shares sold	3,105,662	4,454,066	208,216	131,599
Reinvested distributions	1,755,577	1,339,624	36,181	80,404
Shares redeemed	(6,334,307)	(5,764,459)	(263,968)	(226,347)
Net Increase/(Decrease) in Capital Shares	(1,473,068)	29,231	(19,571)	(14,344)
Shares Outstanding, Beginning of Year	22,047,129	22,017,898	734,894	749,238
Shares Outstanding, End of Year	20,574,061	22,047,129	715,323	734,894
Share Information:
Institutional Class:
Shares sold	9,391,926	10,025,426	267,943	111,433
Reinvested distributions	2,362,441	1,521,478	63,327	117,781
Shares redeemed	(7,967,724)	(8,152,262)	(110,243)	(2,918)
Net Increase in Capital Shares	3,786,643	3,394,642	221,027	226,296
Shares Outstanding, Beginning of Year	28,395,807	25,001,165	1,279,424	1,053,128
Shares Outstanding, End of Year	32,182,450	28,395,807	1,500,451	1,279,424

See Notes to Financial Statements.
36	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Operations:
Net investment income/(loss)	$239,757	$361,002	$44,887	$(123,147)
Net realized gain/(loss) from investments and foreign
currency transactions	875,453	(258,642)	(1,096,650)	2,102,193
Net change in unrealized appreciation/(depreciation) of
investments and foreign currency translations	(2,734,205)	(613,376)	(102,783,571)	19,774,204
Net Increase/(Decrease) in Net Assets Resulting from
Operations	(1,618,995)	(511,016)	(103,835,334)	21,753,250
Distributions to Shareholders: (Note 4)
Investor	(21,640)	(21,131)	(162,557)	(87,588)
Institutional	(264,854)	(322,470)	(2,447,394)	(402,782)
Net Decrease in Net Assets from Distributions	(286,494)	(343,601)	(2,609,951)	(490,370)
Capital Share Transactions:
Shares sold
Investor	914,429	697,802	45,345,793	50,948,482
Institutional	1,642,150	9,924,560	518,335,181	283,470,946
Reinvested dividends and distributions
Investor	10,214	10,697	155,701	83,213
Institutional	248,504	306,086	2,372,329	378,434
Shares redeemed, net of redemption fees (Note 1)
Investor	(1,441,533)	(540,407)	(26,034,167)	(15,219,540)
Institutional	(7,123,375)	(12,419,770)	(52,439,938)	(9,201,393)
Net Increase/(Decrease) in Net Assets Resulting from
Capital Share Transactions	(5,749,611)	(2,021,032)	487,734,899	310,460,142
Net Increase/(Decrease) in Net Assets	(7,655,100)	(2,875,649)	381,289,614	331,723,022
Net Assets:
Beginning of Year	35,969,995	38,845,644	362,687,128	30,964,106
End of Year	$28,314,895	$35,969,995	$743,976,742	$362,687,128

See Notes to Financial Statements.
Annual Report | March 31, 2020	37

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Share Information:
Investor Class:
Shares sold	64,357	49,980	2,634,488	3,160,581
Reinvested distributions	680	880	8,892	5,562
Shares redeemed	(100,372)	(39,004)	(1,620,764)	(974,248)
Net Increase/(Decrease) in Capital Shares	(35,335)	11,856	1,022,616	2,191,895
Shares Outstanding, Beginning of Year	218,161	206,305	2,401,873	209,978
Shares Outstanding, End of Year	182,826	218,161	3,424,489	2,401,873
Share Information:
Institutional Class:
Shares sold	116,166	740,100	30,554,832	17,928,990
Reinvested distributions	16,501	25,151	133,775	25,095
Shares redeemed	(514,380)	(937,794)	(3,279,532)	(569,404)
Net Increase/(Decrease) in Capital Shares	(381,713)	(172,543)	27,409,075	17,384,681
Shares Outstanding, Beginning of Year	2,400,856	2,573,399	19,066,280	1,681,599
Shares Outstanding, End of Year	2,019,143	2,400,856	46,475,355	19,066,280

See Notes to Financial Statements.
38	www.browncapital.com

The Brown Capital Management Small Company Fund
Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net Asset Value, Beginning of Year	$99.54	$95.37	$79.90	$67.50	$75.13
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(1.07)	(0.99)	(0.88)	(0.63)	(0.54)
Net Realized and Unrealized Gain/(Loss) on Investments	(6.21)	10.86	21.65	17.10	(0.56)
Total from Investment Operations	(7.28)	9.87	20.77	16.47	(1.10)
Less Distributions:
Distributions (from capital gains)	(8.53)	(5.70)	(5.30)	(4.07)	(6.53)
Total Distributions	(8.53)	(5.70)	(5.30)	(4.07)	(6.53)
Net Asset Value, End of Year	$83.73	$99.54	$95.37	$79.90	$67.50

Total Return(b)	(8.55%)	11.05%	26.54%	24.75%	(1.87%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,722,739	$2,194,657	$2,099,756	$2,049,694	$1,792,557
Average Net Assets for the Year (000s)	$2,193,187	$2,241,764	$2,074,586	$2,021,964	$1,898,838
Ratio of Expenses to Average Net Assets(c)	1.25%	1.25%	1.25%	1.28%	1.26%
Ratio of Net Investment Loss to Average Net Assets	(1.05%)	(0.97%)	(0.98%)	(0.84%)	(0.74%)
Portfolio Turnover Rate	17%	17%	12%	14%	22%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.
Annual Report | March 31, 2020	39

The Brown Capital Management Small Company Fund
Financial Highlights	For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net Asset Value, Beginning of Year	$101.39	$96.83	$80.91	$68.17	$75.66
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.88)	(0.80)	(0.71)	(0.49)	(0.39)
Net Realized and Unrealized Gain/(Loss) on Investments	(6.38)	11.06	21.93	17.30	(0.57)
Total from Investment Operations	(7.26)	10.26	21.22	16.81	(0.96)
Less Distributions:
Distributions (from capital gains)	(8.53)	(5.70)	(5.30)	(4.07)	(6.53)
Total Distributions	(8.53)	(5.70)	(5.30)	(4.07)	(6.53)
Net Asset Value, End of Year	$85.60	$101.39	$96.83	$80.91	$68.17

Total Return(b)	(8.37%)	11.29%	26.77%	25.01%	(1.66%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,754,789	$2,878,945	$2,420,961	$1,533,407	$860,998
Average Net Assets for the Year (000s)	$3,096,903	$2,770,899	$1,956,032	$1,091,159	$735,089
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.08%	1.06%
Ratio of Net Investment Loss to Average Net Assets	(0.85%)	(0.77%)	(0.78%)	(0.65%)	(0.53%)
Portfolio Turnover Rate	17%	17%	12%	14%	22%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.
40	www.browncapital.com

The Brown Capital Management Mid Company Fund
Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net Asset Value, Beginning of Year	$11.40	$11.17	$11.90	$11.42	$26.49
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.09)	(0.07)	(0.07)	(0.06)	(0.08)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.18)	1.44	1.76	1.15	(3.77)
Total from Investment Operations	(0.27)	1.37	1.69	1.09	(3.85)
Less Distributions:
Distributions (from capital gains)	(0.61)	(1.14)	(2.42)	(0.61)	(11.22)
Total Distributions	(0.61)	(1.14)	(2.42)	(0.61)	(11.22)
Net Asset Value, End of Year	$10.52	$11.40	$11.17	$11.90	$11.42

Total Return(b)	(3.22%)	13.93%	14.90%	9.83%	(15.04%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$7,527	$8,381	$8,369	$8,569	$11,954
Average Net Assets for the Year (000s)	$9,370	$8,338	$8,316	$9,848	$17,647
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(c)	1.84%	2.05%	2.00%	1.96%	1.60%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.71%)	(0.64%)	(0.56%)	(0.53%)	(0.43%)
Portfolio Turnover Rate	12%	25%	28%	45%	37%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.
Annual Report | March 31, 2020	41

The Brown Capital Management Mid Company Fund
Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Net Asset Value, Beginning of Year	$11.93	$11.60	$12.25	$11.70	$26.77
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.06)	(0.05)	(0.04)	(0.03)	(0.02)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.20)	1.52	1.81	1.19	(3.83)
Total from Investment Operations	(0.26)	1.47	1.77	1.16	(3.85)
Less Distributions:
Distributions (from capital gains)	(0.61)	(1.14)	(2.42)	(0.61)	(11.22)
Total Distributions	(0.61)	(1.14)	(2.42)	(0.61)	(11.22)
Net Asset Value, End of Year	$11.06	$11.93	$11.60	$12.25	$11.70

Total Return(b)	(2.99%)	14.29%	15.14%	10.20%	(14.87%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$16,590	$15,260	$12,217	$11,432	$11,373
Average Net Assets for the Year (000s)	$17,753	$13,043	$11,502	$10,675	$21,677
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.59%	1.81%	1.75%	1.72%	1.35%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.46%)	(0.39%)	(0.31%)	(0.27%)	(0.08%)
Portfolio Turnover Rate	12%	25%	28%	45%	37%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.
42	www.browncapital.com

The Brown Capital Management International Equity Fund
Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Net Asset Value, Beginning of Year	$13.71	$13.96	$12.38	$12.41	$12.63
Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.06	0.10	0.10	0.16	0.12
Net Realized and Unrealized Gain/(Loss) on Investments	(0.85)	(0.26)	1.59	0.02	(0.36)
Total from Investment Operations	(0.79)	(0.16)	1.69	0.18	(0.24)
Less Distributions:
Distributions (from net investment income)	(0.09)	(0.10)	(0.11)	(0.21)	(0.04)
Total Distributions	(0.09)	(0.10)	(0.11)	(0.21)	(0.04)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.01	0.00 (b)	0.00 (b)	0.06
Net Asset Value, End of Year	$12.83	$13.71	$13.96	$12.38	$12.41

Total Return(c)	(5.85%)	(0.99%)	13.64%	1.60%	(1.44%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,346	$2,991	$2,879	$3,696	$4,324
Average Net Assets for the Year (000s)	$3,162	$2,930	$3,091	$4,479	$1,975
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(d)	1.91%	1.83%	1.76%	1.87%	2.04%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.42%	0.72%	0.77%	1.33%	0.97%
Portfolio Turnover Rate	25%	28%	5%	2%	2%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.
Annual Report | March 31, 2020	43

The Brown Capital Management International Equity Fund
Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Net Asset Value, Beginning of Year	$13.74	$13.98	$12.38	$12.38	$12.64
Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.10	0.13	0.11	0.19	0.10
Net Realized and Unrealized Gain/(Loss) on Investments	(0.86)	(0.26)	1.62	0.05	(0.28)
Total from Investment Operations	(0.76)	(0.13)	1.73	0.24	(0.18)
Less Distributions:
Distributions (from net investment income)	(0.12)	(0.12)	(0.13)	(0.24)	(0.08)
Total Distributions	(0.12)	(0.12)	(0.13)	(0.24)	(0.08)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.01	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$12.86	$13.74	$13.98	$12.38	$12.38

Total Return(c)	(5.63%)	(0.71%)	13.97%	2.09%	(1.47%)

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$25,969	$32,979	$35,967	$29,239	$29,676
Average Net Assets for the Year (000s)	$31,739	$35,068	$33,521	$29,244	$21,936
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.66%	1.58%	1.51%	1.61%	1.79%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.97%	0.83%	1.56%	0.79%
Portfolio Turnover Rate	25%	28%	5%	2%	2%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.
44	www.browncapital.com

The Brown Capital Management International Small Company Fund
Financial Highlights	For a share outstanding throughout the years/periods presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Investor Class	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016(a)
Net Asset Value, Beginning of Period	$16.76	$16.27	$11.70	$10.31	$10.00
Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.03)	(0.05)	(0.05)	(0.03)	(0.02)
Net Realized and Unrealized Gain/(Loss) on Investments	(1.93)	0.58	4.66	1.64	0.33
Total from Investment Operations	(1.96)	0.53	4.61	1.61	0.31
Less Distributions:
Distributions (from capital gains)	(0.05)	(0.04)	(0.04)	(0.22)	—
Total Distributions	(0.05)	(0.04)	(0.04)	(0.22)	—
Redemption Fees Added to Paid-in Capital (Note 1)(b)	0.00 (c)	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Period	$14.75	$16.76	$16.27	$11.70	$10.31

Total Return(d)	(11.72%)	3.32%	39.49%	15.84%	3.10	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$50,516	$40,248	$3,417	$891	$319
Average Net Assets for the Period (000s)	$51,728	$23,846	$1,465	$590	$157
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(f)	1.39%	1.75%	3.73%	7.99%	13.59	%(g)
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(f)	1.39%	1.46%	1.50%	1.50%	1.50	%(g)
Ratio of Net Investment Loss to Average Net Assets	(0.15%)	(0.34%)	(0.36%)	(0.28%)	(0.31	%)(g)
Portfolio Turnover Rate	4%	7%	3%	11%	—	%(e)(h)

(a)	The Fund began offering Investor Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not Annualized.
(f)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.
(g)	Annualized.
(h)	Less than 0.5%.

See Notes to Financial Statements.
Annual Report | March 31, 2020	45

The Brown Capital Management International Small Company Fund
Financial Highlights	For a share outstanding throughout the years/periods presented.

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2020		March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016(a)
Net Asset Value, Beginning of Period	$16.91		$16.38	$11.75	$10.32	$10.00
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(b)	0.00	(c)	(0.01)	(0.03)	0.00 (c)	(0.02)
Net Realized and Unrealized Gain/(Loss) on Investments	(1.94)		0.58	4.70	1.65	0.34
Total from Investment Operations	(1.94)		0.57	4.67	1.65	0.32
Less Distributions:
Dividends (from net investment income)	(0.00	)(c)	—	—	—	—
Distributions (from capital gains)	(0.05)		(0.04)	(0.04)	(0.22)	—
Total Distributions	(0.05)		(0.04)	(0.04)	(0.22)	—
Redemption Fees Added to Paid-in Capital (Note 1)(b)	0.00	(c)	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Period	$14.92		$16.91	$16.38	$11.75	$10.32

Total Return(d)	(11.48%)		3.54%	39.84%	16.21%	3.20	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$693,460		$322,439	$27,547	$5,225	$2,525
Average Net Assets for the Period (000s)	$598,865		$107,782	$14,171	$3,772	$2,201
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.14%		1.41%	3.09%	7.83%	13.34	%(f)
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.14%		1.19%	1.25%	1.25%	1.25	%(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.02%		(0.04%)	(0.22%)	0.03%	(0.33	%)(f)
Portfolio Turnover Rate	4%		7%	3%	11%	—	%(e)(g)

(a)	The Fund began offering Institutional Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not Annualized.
(f)	Annualized.
(g)	Less than 0.5%.

See Notes to Financial Statements.
46	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end management investment company, as those terms are defined in the 1940 Act.

The  primary  investment  objective  of  the  Small  Company  Fund  is  to  seek  long-term  capital  appreciation.  Current  income  is  a  secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund seeks to achieve its investment objective by investing in equity securities of companies that have total operating revenues of $500 million to $5 billion at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares.  On August 1, 2014, the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time, Monday through Friday. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time.  In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | March 31, 2020	47

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2020:

Small Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$4,325,529,192	$—	$—	$4,325,529,192
Short Term Investments	155,341,230	—	—	155,341,230
Total	$4,480,870,422	$—	$—	$4,480,870,422

Mid Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$23,484,390	$—	$—	$23,484,390
Short Term Investments	892,268	—	—	892,268
Total	$24,376,658	$—	$—	$24,376,658

International Equity Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$27,564,325	$—	$—	$27,564,325
Short Term Investments	594,485	—	—	594,485
Total	$28,158,810	$—	$—	$28,158,810

International Small Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3		Total
Common Stocks	$715,897,609	$—	$0*	*	$715,897,609
Short Term Investments	22,348,240	—	—		22,348,240
Total	$738,245,849	$—	$0*	*	$738,245,849

*    See Schedule of Investments for industry/country classifications.

**  Securities valued at zero.

48	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of March 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Net Purchases/ (Sales)	Transfer in/ or (out) of Level 3		Balance as of March 31, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2020
Common Stock	$—	$—	$—	$—	$0	*	$0	$(2,249,831)
	$—	$—	$—	$—	$0		$0	$(2,249,831)

 *     Datalex PLC  transferred in at zero value

For the other Funds there were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used are not applicable for these Funds.

Foreign Currency Translation (International Equity Fund and International Small Company Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/loss or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

In-Kind Subscriptions

On June 20, 2018, the Small Company Fund received portfolio securities rather than cash as payment for certain subscriptions of Fund shares  (in-kind subscriptions). The proceeds for the in-kind subscriptions, which are included in Subscriptions of shares in the Statements of Changes in Net Assets, were $2,499,997 and represented 0.05% of the Fund’s net assets on June 20, 2018.

Affiliated Companies

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2020, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

Annual Report | March 31, 2020	49

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

Small Company Fund

Security Name	Market Value as of March 31, 2019	Purchases	Sales	Corporate Actions	Market Value as of March 31, 2020*	Share Balance as of March 31, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
American Software, Inc.	$21,967,876	$—	$—	$—	$26,122,470	1,838,316	$808,859	$4,154,594	$—
AppFolio Inc.	—	85,907,031	—	—	100,402,649	904,936	—	14,495,618	—
Balchem Corp.	204,362,118	—	(32,398,698)	—	185,585,702	1,879,920	986,384	8,052,070	5,570,212
Cardiovascular Systems, Inc.	72,942,374	53,718,464	—	—	110,492,923	3,138,112	—	(16,167,915)	—
DMC Global, Inc.	48,668,942	18,461,146	—	—	28,840,113	1,253,373	493,108	(38,289,975)	—
Glaukos Corp	102,442,599	79,513,210	—	—	75,934,857	2,460,624	—	(106,020,952)	—
Helios Technologies Inc.(a)	136,963,160	—	—	—	111,667,233	2,944,811	1,060,132	(25,295,927)	—
Inogen, Inc.	131,318,672	42,807,897	—	—	98,627,412	1,909,164	—	(75,499,157)	—
iRhythm Technologies, Inc.	49,568,050	85,069,108	—	—	146,502,808	1,800,895	—	11,865,650	—
Ironwood Pharmaceuticals Inc.	69,811,850	48,785,372	—	(13,027,371)	100,700,400	9,980,218	—	(4,869,451)	—
Neogen Corp.	181,522,447	24,009,717	—	—	237,647,963	3,547,514	—	32,115,799	—
NextGen Healthcare Inc.	72,768,780	—	—	—	45,139,992	4,323,754	—	(27,628,788)	—
PROS Holdings, Inc.	97,170,501	56,165,202	—	—	105,205,508	3,390,445	—	(48,130,195)	—
Proto Labs, Inc.	219,455,568	—	—	—	158,903,865	2,087,270	—	(60,551,703)	—
Q2 Holdings, Inc.	111,446,612	67,202,219	—	—	151,035,024	2,557,315	—	(27,613,807)	—
Quidel Corp.	176,258,792	9,087,266	(30,805,646)	—	241,985,657	2,474,038	—	79,271,843	8,173,402
Vocera Communications, Inc.	72,512,692	—	—	—	48,693,316	2,292,529	—	(23,819,376)	—
					$1,973,487,892	48,783,234	$3,348,483	$(303,931,672)	$13,743,614
Investments no longer affiliated as of March 31, 2020
Alteryx Inc.	$169,443,735	$11,496,221	$(35,628,343)	$—	$182,935,869	1,922,201	$—	20,837,149	16,787,107
Ellie Mae, Inc.(b)	193,921,705	—	(35,679,817)	(158,795,109)	—	—	—	(28,231,068)	28,784,289
Manhattan Associates, Inc.	241,827,860	—	(79,526,549)	—	157,910,668	3,169,624	—	(24,373,076)	19,982,433
Meridian Bioscience, Inc.	43,428,197	—	(24,622,897)	—	—	—	—	5,185,420	(23,990,720)
					$340,846,537	5,091,825	$—	$(26,581,575)	$41,563,109

GRAND TOTAL					$2,314,334,429	53,875,059	$3,348,483	$(330,513,247)	$55,306,723

(a)   Sun Hydraulics Corp. changed its name to Helios Technologies Inc. on 6/17/2019

(b)   Ellie Mae, Inc was acquired on 4/17/19

*     See Schedule of Investments for industry/country classifications.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

50	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions

The redemption fee is not a fee to finance sales or sales promotion expense, but is paid to the International Equity Fund and the International Small Company Fund to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2020, the International Equity Fund and the International Small Company Fund had redemption fees of $2,370 and $62,560, respectively.

 2.  TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor

Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees
Fund	Average Net Assets	Rate	Expense Limitation Ratio	Advisory Fees Waived	Expenses Reimbursed
Small Company Fund	On all assets	1.00%	1.25%	$—	$—
Mid Company Fund	On all assets	0.75%	0.90%	188,023	—
International Equity Fund	First $100 million	0.90%	1.00%
	Over $100 million	0.75%		232,056	—
International Small Company Fund	On all assets	1.00%	1.15%	—	—

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the Mid Company Fund, the International Equity Fund and the International Small Company Fund, 1.25%, 0.90%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively.

Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund, and the International Small Company Fund, or $15 million for the Mid Company Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires 2021	Expires 2022	Expires 2023
Small Company Fund	$—	$—	$—
Mid Company Fund	168,581	194,100	188,023
International Equity Fund	188,385	219,436	232,056
International Small Company Fund	293,601	301,524	—

Annual Report | March 31, 2020	51

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Compliance Services

The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent

ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan

Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may  exceed  distribution  and  shareholder  service  expenses  incurred  pursuant  to  the  Plan.  The  Distributor  may  reimburse  the  Advisor  for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust

Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Any Trustee and/or officer of the Trust that also is an employee and/or officer of the Advisor does not receive compensation from the Trust for serving in such roles.

 3.  PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$882,629,695	$1,045,882,815
Mid Company Fund	3,843,162	3,188,977
International Equity Fund	8,346,836	13,822,668
International Small Company Fund	496,631,388	24,925,721

 4.  FEDERAL INCOME TAX

Distributions  are  determined  in  accordance  with  Federal  income  tax  regulations,  which  may  differ  from  GAAP,  and,  therefore,  may  differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

52	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2017-2019 and as of and during the year ended March 31, 2020, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Total Distributable
	Paid-in Capital	Earnings
Small Company Fund	$(21,769,878)	$21,769,878
Mid Company Fund	—	—
International Equity Fund	—	—
International Small Company Fund	(215,966)	215,966

Included in the amounts reclassified to paid in capital were net operating losses of $21,769,878 for Small Company Fund.

At March 31, 2020, the tax-basis cost of investments were as follows:

			International	International Small
	Small Company Fund	Mid Company Fund	Equity Fund	Company Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,001,918,368	$6,862,193	$7,734,695	$61,941,702
Gross unrealized depreciation (excess of tax cost over value)	(406,746,979)	(1,800,313)	(2,499,202)	(140,869,731)
Net appreciation (depreciation) of foreign currency	—	—	356	4,887
Net unrealized appreciation (depreciation)	$1,595,171,389	$5,061,880	$5,235,849	$(78,923,142)
Cost of investments for income tax purposes	$2,885,699,033	$19,314,778	$22,923,317	$817,173,878

At March 31, 2020, the tax–basis components of net assets were as follows:

				International
	Small Company	Mid Company	International	Small Company
	Fund	Fund	Equity Fund	Fund
Accumulated Capital Gain/(Loss)	156,589,472	511,850	162,515	(147,384)
Unrealized Appreciation	1,595,171,389	5,061,880	5,235,849	(78,923,142)
Other Cumulative Effect of Timing Differences	(12,280,607)	(6,257)	—	(27,725)
Total	$1,739,480,254	$5,567,473	$5,398,364	$(79,098,251)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and tax basis of passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2020, International Small Company Fund elects to defer to the period ending March 31, 2021, capital losses recognized during the period November 1, 2019 to March 31, 2020 in the amount of $147,384, respectively.

Small Company Fund, Mid Company Fund and International Small Company Fund elect to defer to the period ending March 31, 2021, late year ordinary losses in the amounts of $12,280,607, $6,257 and $27,725, respectively.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Annual Report | March 31, 2020	53

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2020

Brown Capital Management International Equity Fund used capital loss carryovers in the amount of $166,234 during the period ended March 31, 2020.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

							International Small
	Small Company Fund		Mid Company Fund		International Equity Fund		Company Fund
Distributions Paid From:	2020	2019	2020	2019	2020	2019	2020	2019
Ordinary Income	$—	$—	$—	$97,170	$284,754	$343,601	$2,403,229	$363,801
Long-term capital gains	426,121,158	269,217,785	1,295,307	1,898,356	1,740	—	206,722	126,569
Total	$426,121,158	$269,217,785	$1,295,307	$1,995,526	$286,494	$343,601	$2,609,951	$490,370

5.  COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6.  TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2020, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives a $54,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

7.  RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has evaluated the impact of this ASU and has adopted the changes into the Fund’s financial statements with no effect on the Fund’s net assets.

8.  SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2020, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

54	www.browncapital.com

The Brown Capital Management Mutual Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund, each a series of shares of beneficial interest in Brown Capital Management Mutual Funds (the “Funds”), including the schedules of investments, as of March 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
The Brown Capital Management Small Company Fund	For each of the years in the five-year period ended March 31, 2020
The Brown Capital Management Mid Company Fund	For each of the years in the five-year period ended March 31, 2020
The Brown Capital Management International Equity Fund	For each of the years in the five-year period ended March 31, 2020
The Brown Capital Management International Small Company Fund	For each of the years in the four-year period ended March 31, 2020 and for the period from September 30, 2015 (commencement of operations) through March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Brown Capital Management Mutual Funds since 2005.

Philadelphia, Pennsylvania
May 26, 2020

Annual Report | March 31, 2020	55

The Brown Capital Management Mutual Funds
Fund Expenses	March 31, 2020 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During Period
	Account Value	Account Value	Expense	October 1, 2019 to
	October 1, 2019	March 31, 2020	Ratio(a)	March 31, 2020(b)
Small Company Fund
Investor
Actual	$1,000.00	$ 883.30	1.25%	$ 5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$ 6.31
Institutional
Actual	$1,000.00	$ 884.20	1.05%	$ 4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	1.05%	$ 5.30

Mid Company Fund
Investor
Actual	$1,000.00	$ 889.00	1.15%	$ 5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	1.15%	$ 5.81
Institutional
Actual	$1,000.00	$ 890.30	0.90%	$ 4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	0.90%	$ 4.55

International Equity Fund
Investor
Actual	$1,000.00	$ 918.80	1.25%	$ 6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.25%	$ 6.31
Institutional
Actual	$1,000.00	$ 919.60	1.00%	$ 4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	1.00%	$ 5.05

International Small Company Fund
Investor
Actual	$1,000.00	$ 890.20	1.38%	$ 6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.38%	$ 6.96
Institutional
Actual	$1,000.00	$ 891.60	1.13%	$ 5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.13%	$ 5.70

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366.

56	www.browncapital.com

The Brown Capital Management Mutual Funds
Additional Information	March 31, 2020 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-877-892-4226 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds’ N-PORT will also be available upon request by calling 1-877-892-4226.

3.  ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees (“Board”) held on March 25, 2020, the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third-party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees, Independent Trustee Counsel and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. They discussed the Advisor’s hiring of a person to serve as the firm’s chief financial officer and chief operating officer, noting that following this hiring BCM’s president has assumed the role of chief investment officer and has become more involved with all the Advisor’s investment activities. The Trustees further considered BCM’s hiring of another highly experienced investment team member to serve on BCM’s International Company Team. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable and comparable peer group indices (e.g., Morningstar category

Annual Report | March 31, 2020	57

The Brown Capital Management Mutual Funds
Additional Information	March 31, 2020 (Unaudited)

averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund outperformed its Morningstar category average and benchmark index for the 1-, 3-, 5-, and 10- year periods ended December 31, 2019. The Trustees observed that the Mid Company Fund outperformed its Morningstar category average and benchmark index for the 1- and 3- year periods, and it underperformed its Morningstar category average and benchmark index for the 5- and 10- year periods ended December 31, 2019. They discussed the Advisor’s ongoing efforts to improve the performance results of the Mid Company Fund, noting that those efforts continue to show in the Mid Company Fund’s recent strong performance. The Trustees observed that the International Equity Fund underperformed its Morningstar category average and benchmark indices for the 1- and 3-year periods ended December 31, 2019. They noted that for the 5-year period ended December 31, 2019 the International Equity Fund’s Institutional Class trailed one of its benchmark indices, the MSCI EAFE Index and its Morningstar category average while the International Equity Fund’s Investor Class trailed the performance of its Morningstar category average and both benchmark indices. The Trustees further observed that International Equity Fund’s Institutional Class outperformed both of its benchmark indices for the 10-year period but underperformed relative to its Morningstar category average over that period while the International Equity Fund’s Investor Class outperformed one of its benchmark indices, the MSCI AC World ex. US but underperformed relative to its Morningstar category average and other benchmark index, the MSCI EAFE Index over the same period. The Trustees discussed the Advisor’s efforts to improve the performance of the International Equity Fund, noting the addition of a new investment team member to the Advisor’s International Company Team. The Trustees next observed that the International Small Company Fund outperformed its benchmark index for the 1- and 3-year periods ended December 31, 2019. They further observed that International Small Company Fund outperformed its Morningstar category average for the 3-year period ended December 31, 2019 but underperformed relative to its Morningstar category average for the 1-year period ended December 31, 2019. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to their respective Morningstar category averages. With respect to the Small Company Fund, the Trustees observed that the management fee was higher than the Morningstar category average, but the overall net expense ratio of the Institutional Class was below the Morningstar category average while Investor Class was slightly higher than the Morningstar category average. With respect to the Mid Company Fund, the Trustees observed that the management fee was slightly lower than the Morningstar category average and that the overall net expense ratio of each Class was below the Morningstar category average. With respect to the International Equity Fund, the Trustees observed that the management fee was higher than the Morningstar category average and the net expense ratio of Institutional Class was below the Morningstar category average while the Investor Class was higher than the Morningstar category average. With respect to the International Small Company Fund, the Trustees observed that the management fee is slightly higher than the Morningstar category average and the overall net expense ratio for the Institutional Class was below the Morningstar category average while the Investor Class was slightly higher than the Morningstar category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the renewal of the Agreement by allowing them to determine how the Funds compared to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies. It was noted that the differences in management fees paid by the Mid Company Fund and International Equity Fund when compared to their respective separately managed accounts were largely due to the Advisor’s costs being higher to manage these disciplines in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund, noting that the Advisor’s profitability as it relates to Mid Company Fund and International Equity Fund was minimal. They noted that the Advisor is beginning to realize a profit as it relates to the services provided to the International Small Company Fund but they concluded that the level of profitability was reasonable when considering the high level of service provided to shareholders and the strong performance record over the life of the Fund. The Trustees also discussed BCM’s profitability as it relates to the services provided to the Small Company Fund, finding that the Advisor’s profitability as it relates to the Small Company Fund was reasonable when considering the high level of service provided to shareholders and the strong performance record over both short- and long- term periods.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

58	www.browncapital.com

The Brown Capital Management Mutual Funds
Additional Information	March 31, 2020 (Unaudited)

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, those Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that the strategies followed by the Small Company Fund, International Small Company Fund and Mid Company Fund are all capacity constrained; therefore, making breakpoints less appropriate for these strategies. The Trustees concluded that the advisory fee structure of the Small Company Fund, the Mid Company Fund, and the International Small Company Fund would not directly result in economies of scale for shareholders. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, reflect those economies of scale.

The Trustees also considered that shareholders of the Mid Company Fund and the International Equity Fund would continue to benefit from their respective expense limitation arrangements until such point where a Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund and the International Small Company Fund were currently operating below their expense caps and, as a result, shareholders were not directly benefiting from the expense caps being in place at this time.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the absence of affiliated companies (other than certain portfolio holdings); the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

4.  TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

Qualified Dividend Income: 100%

Dividend Received Deduction: 15.47%

The Brown Capital Management Mid Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

Qualified Dividend Income: 100%

Dividend Received Deduction: 100%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

Qualified Dividend Income: 100%

Dividend Received Deduction: 0.94%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $426,121,158 as long-term capital gain dividends. Brown Capital Management International Equity Fund designated $1,738 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $1,295,307 as long-term capital gain dividends. Brown Capital Management International Small Company Fund designated $206,722 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $54,661 and foreign source income in the amount of $643,115 for federal income tax purposes for the year ended March 31, 2020. The Brown International Small Company Fund designates foreign taxes paid in the amount of $461,779 and foreign source income in the amount of $7,110,882 for federal income tax purposes.

Annual Report | March 31, 2020	59

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2020 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer is 1201 N. Calvert Street, Baltimore, Maryland 21202.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr., 66	Trustee, Chairman	Since September 2002	Private investor since January 2016; President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4

Independent Trustee of the following: Starboard Investment Trust for its 17 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; Chesapeake Investment Trust for its one series; and Centaur Mutual Funds Trust for its two series (all registered investment companies). Member of Board of Directors of Investors Title Company.

Louis G. Hutt, Jr., 65	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm from 1983 to present.	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis.

Claude Z. Demby, 55	Trustee	Since October 2014	Senior Vice President and General Manager of LED Business for Cree since December of 2018; Senior Vice President of Strategy and Business Development between 2017 to December 2018. Vice president and General Manager of Semi-Conductor Materials Business between 2014 to 2017; President and CEO of Noel Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools; Chair-Elect Greater Raleigh Chamber of Commerce; and Board Member Duke-Raleigh Hospital.

60	www.browncapital.com

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2020 (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
Keith A. Lee, 59	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and Chief Investment Officer/Senior Portfolio Manager of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None

Robert L. Young, III, 50	Trustee; Vice President	Trustee since October 2019; Vice President since 2011	Managing Director/Head of Marketing and Sales/Client Services, Brown Capital Management, LLC, April 1999 to present.	4	None
Other Officers
John H. Lively, 51	Secretary	Since 2011	Attorney, Practus LLP (lawfirm) May 2017 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to 2017.	n/a	n/a

Cecil Flamer, 73	Treasurer, and Principal Financial Officer	Since 2011	Senior Vice President, Administrative Officer, Brown Treasurer and Chief Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 51	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

*	Basis of Interestedness: Messrs. Lee and Young are considered Interested Trustees because they are officers of Brown Capital Management, LLC, the advisor of the Funds.

Annual Report | March 31, 2020	61

Must be accompanied or preceded by a prospectus.

Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).  There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report.  A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2020, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr.,  Louis G. Hutt and Claude Z. Demby.  Mr. Speed,  Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2019 and March 31, 2020 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2019	2020
The Brown Capital Management Small Company Fund	$14,000	$14,000
The Brown Capital Management International Equity Fund	$12,500	$12,500
The Brown Capital Management Mid Company Fund	$12,500	$12,500
The Brown Capital Management International Small Company Fund	$12,500	$12,500

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2019 and March 31, 2020 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees – The tax fees billed in the fiscal years ended March 31, 2019 and March 31, 2020 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2019	2020
The Brown Capital Management Small Company Fund	$2,000	$2,500
The Brown Capital Management International Equity Fund	$2,000	$2,500
The Brown Capital Management Mid Company Fund	$2,000	$2,500
The Brown Capital Management International Small Company Fund	$2,000	$2,500

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2019 were $8,000 and March 31, 2020 are $10,000.  There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.  The Brown Capital Management Funds are open-end management investment companies.

Item 13.  EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 13.(a)(1).

(a)(2)	Certifications required by Item 13.(a)(2) of Form N-CSR are filed herewith as Exhibit 13.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 13.(b) of Form N-CSR are filed herewith as Exhibit 13.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer

Date: May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: May 28, 2020

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: May 28, 2020